EXHIBIT 99.1

Computational Materials

Harley-Davidson Motorcycle Trust 2004-1

Issuer

Subject to Revision

Term Sheet dated February 17, 2004

$379,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$214,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$31,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2004-1.  Neither J.P. Morgan Securities Inc. (“JPMorgan”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the applicable note’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

JPMorgan is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon JPMorgan or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) JPMorgan is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and JPMorgan’s disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the JPMorgan Syndicate Desk at (212) 834-4154.

Harley-Davidson Motorcycle Trust 2004-1

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated February 17, 2004

Trust	Harley-Davidson Motorcycle Trust 2004-1 (the “Trust”).

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the “Indenture Trustee”). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.

Closing Date	On or about February 25, 2004.

Terms of the Notes	The principal terms of the notes will be as described below:

	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes		$379,000,000%
	Class A-2 notes		$214,750,000%
	Class B notes		$31,250,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is March 15, 2004.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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Interest	Interest Periods:

Interest on the notes will accrue in the following manner:

	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude March 15, 2004.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority.  Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes.  The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes.  Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes.  However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced.  Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

	Class	Final Scheduled Payment Date
	Class A-1 notes	October 2008	Payment Date
	Class A-2 notes	November 2011	Payment Date
	Class B notes	November 2011	Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates.  Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

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Optional Redemption

The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:

• the aggregate outstanding principal balance of the contracts owned by the trust as of the initial cutoff date; and
• the initial amount on deposit in the pre-funding account.

If the seller exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

Mandatory Redemption

The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period (generally the ninety-day period following the closing date) in the event that any amount remains on deposit in the pre-funding account.  The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers.  Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts.  The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement.  The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on February 10, 2004, the initial cutoff date.

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Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts.  Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.

The last scheduled payment on the initial contract with the latest maturity will occur in February 2011.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2011.  However, an obligor can generally prepay its contract at any time without penalty.

	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)

	Aggregate Principal Balance	$433,673,174.15
	Number of Contracts	30,892
	Average Principal Balance	$14,038.37
	Weighted Average Contract Rate	9.94%
	(Range)	3.98% to 22.93%
	Weighted Average Original Term (in months)	76.30
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	72.37
	(Range)	3 to 84

	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)

	State	Principal Balance Concentration
	Texas	11.90%
	Florida	11.80%
	California	10.89%

	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund

On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.”  The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes.  We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

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The initial balance of the reserve fund will be $4,336,731.74 (1.00% of the aggregate principal balance of the contracts as of the initial cutoff date).  On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the aggregate principal balance of those subsequent contracts will be deposited into the reserve fund.  The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes.  In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund.  Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.

Pre-Funding Account

On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $191,326,825.85 which will secure the trust depositor’s obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust.  The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller.  The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in May 2004.  Any amount remaining in the pre-funding account at the end of the funding period will be paid to the noteholders as described above in “Terms of the Notes—Mandatory Redemption.”

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

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Interest Reserve Account

On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay the indenture trustee’s fees.  In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust.  After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and/or Moody’s Investors Service, Inc. as set forth below:

		Standard & Poor’s	Moody’s

	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract.  The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Mandatory Reacquisition by the Trust Depositor

Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust’s interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.

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Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the initial cutoff date).  The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors.  The servicing fees will be paid to the servicer prior to any payments to the noteholders.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• to the noteholders, the amount of any mandatory redemption;

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes and the Class B notes, in the priority set forth in “Terms of the Notes—Principal” above;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

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After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes • reserve fund • excess spread

	Class B notes:	• reserve fund • excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation.  The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level.  However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel.  By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes.  As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

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THE CONTRACTS

The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has (or will have) a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have or will have the following characteristics:

•                  the last scheduled payment of each initial contract is due no later than February 2011, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2011;

•                  the first scheduled payment date of contracts representing approximately 94.86% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2004 and the first scheduled payment date of remaining contracts representing approximately 5.14% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2004;

•                  approximately 77.29% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.71% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 99.97% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all initial contracts have a contractual rate of interest of at least 3.98% per annum and not more than 22.93% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 9.94% per annum (see Table 1 below);

•                  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•                  the initial contracts have a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.37 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.30 months (see Tables 2 and 3 below);

•                  the average principal balance per initial contract as of the initial cutoff date was approximately $14,038.37 and the principal balances on the initial contracts as of the initial cutoff date ranged from $500.43 to $52,846.76 (see Table 4 below);

•                  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 11.90% in Texas, 11.80% in Florida and 10.89% in California (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the initial contracts.

Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts.  Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average contract rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

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TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3.984% - 4.000%	70	0.23%	$453,092.14	0.10%
4.001% - 5.000%	528	1.71	8,083,874.63	1.86
5.001% - 6.000%	1,403	4.54	24,329,381.30	5.61
6.001% - 7.000%	3,546	11.48	56,734,941.90	13.08
7.001% - 8.000%	3,816	12.35	59,804,013.55	13.79
8.001% - 9.000%	4,705	15.23	72,000,647.22	16.60
9.001% - 10.000%	4,033	13.06	60,132,908.51	13.87
10.001% - 11.000%	2,690	8.71	36,663,935.33	8.45
11.001% - 12.000%	2,226	7.21	27,392,422.88	6.32
12.001% - 13.000%	2,133	6.90	22,873,900.79	5.27
13.001% - 14.000%	1,827	5.91	19,131,856.16	4.41
14.001% - 15.000%	979	3.17	11,155,082.28	2.57
15.001% - 16.000%	406	1.31	4,515,833.07	1.04
16.001% - 17.000%	151	0.49	1,292,101.05	0.30
17.001% - 18.000%	121	0.39	587,850.41	0.14
18.001% - 19.000%	115	0.37	1,418,052.85	0.33
19.001% - 20.000%	252	0.82	2,792,852.64	0.64
20.001% - 21.000%	982	3.18	13,285,311.85	3.06
21.001% - 22.000%	325	1.05	3,688,288.93	0.85
22.001% - 22.933%	584	1.89	7,336,826.66	1.69

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

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TABLE 2

DISTRIBUTION BY REMAINING TERM
OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3 - 12	567	1.84%	$1,036,778.11	0.24%
13 - 24	2,182	7.06	9,451,936.02	2.18
25 - 36	1,093	3.54	8,905,839.10	2.05
37 - 48	850	2.75	9,236,727.85	2.13
49 - 60	3,199	10.36	42,485,196.40	9.80
61 - 72	10,611	34.35	132,527,684.96	30.56
73 - 84	12,390	40.11	230,029,011.71	53.04

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL

TERM TO MATURITY OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

1 - 12	15	0.05%	$99,987.52	0.02%
13 - 24	172	0.56	1,146,078.69	0.26
25 - 36	559	1.81	4,598,177.54	1.06
37 - 48	802	2.60	8,762,587.08	2.02
49 - 60	3,522	11.40	42,496,167.70	9.80
61 - 72	12,771	41.34	140,548,990.64	32.41
73 - 84	13,051	42.25	236,021,184.98	54.42

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

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TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

500.43	-	1,000.00	131	0.42%	$103,250.24	0.02%
1,000.01	-	2,000.00	368	1.19	555,748.51	0.13
2,000.01	-	3,000.00	605	1.96	1,520,373.50	0.35
3,000.01	-	4,000.00	727	2.35	2,554,850.96	0.59
4,000.01	-	5,000.00	950	3.08	4,308,637.94	0.99
5,000.01	-	6,000.00	930	3.01	5,107,040.48	1.18
6,000.01	-	7,000.00	1,086	3.52	7,085,392.56	1.63
7,000.01	-	8,000.00	1,355	4.39	10,190,100.80	2.35
8,000.01	-	9,000.00	1,437	4.65	12,247,536.90	2.82
9,000.01	-	10,000.00	1,582	5.12	15,044,923.50	3.47
10,000.01	-	11,000.00	1,438	4.65	15,098,699.77	3.48
11,000.01	-	12,000.00	1,342	4.34	15,440,428.79	3.56
12,000.01	-	13,000.00	1,321	4.28	16,530,013.24	3.81
13,000.01	-	14,000.00	1,427	4.62	19,279,533.16	4.45
14,000.01	-	15,000.00	1,563	5.06	22,690,332.57	5.23
15,000.01	-	16,000.00	1,784	5.77	27,688,522.93	6.38
16,000.01	-	17,000.00	1,938	6.27	32,017,769.17	7.38
17,000.01	-	18,000.00	2,062	6.67	36,087,607.07	8.32
18,000.01	-	19,000.00	1,975	6.39	36,502,297.61	8.42
19,000.01	-	20,000.00	1,719	5.56	33,505,338.59	7.73
20,000.01	-	21,000.00	1,291	4.18	26,441,787.97	6.10
21,000.01	-	22,000.00	983	3.18	21,126,996.66	4.87
22,000.01	-	23,000.00	783	2.53	17,598,387.29	4.06
23,000.01	-	24,000.00	556	1.80	13,056,109.84	3.01
24,000.01	-	25,000.00	408	1.32	9,993,642.11	2.30
25,000.01	-	26,000.00	290	0.94	7,390,725.41	1.70
26,000.01	-	27,000.00	224	0.73	5,924,925.50	1.37
27,000.01	-	28,000.00	165	0.53	4,535,956.67	1.05
28,000.01	-	29,000.00	131	0.42	3,724,844.20	0.86
29,000.01	-	30,000.00	95	0.31	2,801,720.97	0.65
30,000.01	-	31,000.00	68	0.22	2,068,947.88	0.48
31,000.01	-	32,000.00	43	0.14	1,353,532.99	0.31
32,000.01	-	33,000.00	22	0.07	713,677.01	0.16
33,000.01	-	34,000.00	26	0.08	871,489.48	0.20
34,000.01	-	35,000.00	21	0.07	723,190.99	0.17
35,000.01	-	36,000.00	12	0.04	427,440.90	0.10
36,000.01	-	37,000.00	6	0.02	218,596.27	0.05
37,000.01	-	38,000.00	4	0.01	149,781.59	0.03
38,000.01	-	39,000.00	8	0.03	308,283.13	0.07
39,000.01	-	40,000.00	2	0.01	78,814.42	0.02
40,000.01	-	41,000.00	6	0.02	242,983.33	0.06
41,000.01	-	42,000.00	4	0.01	166,387.37	0.04
42,000.01	-	52,846.76	4	0.01	196,553.88	0.05

TOTALS:			30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)

ALABAMA	618	2.00%	$9,217,541.07	2.13%
ALASKA	93	0.30	1,376,117.38	0.32
ARIZONA	1,036	3.35	17,481,457.28	4.03
ARKANSAS	167	0.54	2,338,836.48	0.54
CALIFORNIA	3,360	10.88	47,207,123.59	10.89
COLORADO	473	1.53	6,406,815.60	1.48
CONNECTICUT	348	1.13	4,302,662.64	0.99
DELAWARE	151	0.49	2,203,686.93	0.51
DISTRICT OF COLUMBIA	11	0.04	115,562.34	0.03
FLORIDA	3,434	11.12	51,186,864.79	11.80
GEORGIA	1,238	4.01	18,806,322.76	4.34
HAWAII	186	0.60	2,848,740.01	0.66
IDAHO	130	0.42	1,871,130.60	0.43
ILLINOIS	899	2.91	12,046,464.07	2.78
INDIANA	575	1.86	7,548,701.23	1.74
IOWA	253	0.82	3,604,335.72	0.83
KANSAS	244	0.79	3,429,306.76	0.79
KENTUCKY	380	1.23	5,059,756.28	1.17
LOUISIANA	526	1.70	7,752,932.64	1.79
MAINE	55	0.18	686,008.37	0.16
MARYLAND	651	2.11	8,506,670.95	1.96
MASSACHUSETTS	231	0.75	2,505,028.25	0.58
MICHIGAN	698	2.26	9,684,802.84	2.23
MINNESOTA	361	1.17	5,141,220.00	1.19
MISSISSIPPI	187	0.61	2,753,236.05	0.63
MISSOURI	531	1.72	7,613,900.60	1.76
MONTANA	91	0.29	1,130,326.29	0.26
NEBRASKA	145	0.47	1,945,754.06	0.45
NEVADA	422	1.37	6,290,854.26	1.45
NEW HAMPSHIRE	138	0.45	1,432,889.72	0.33
NEW JERSEY	796	2.58	9,671,171.90	2.23
NEW MEXICO	380	1.23	5,205,670.17	1.20
NEW YORK	702	2.27	8,099,945.07	1.87
NORTH CAROLINA	1,363	4.41	19,113,525.82	4.41
NORTH DAKOTA	34	0.11	411,176.29	0.09
OHIO	1,038	3.36	13,214,416.58	3.05
OKLAHOMA	317	1.03	4,249,371.38	0.98
OREGON	320	1.04	4,364,693.09	1.01
PENNSYLVANIA	1,177	3.81	13,886,067.24	3.20
RHODE ISLAND	39	0.13	493,395.32	0.11
SOUTH CAROLINA	501	1.62	7,101,490.62	1.64
SOUTH DAKOTA	68	0.22	773,380.53	0.18
TENNESSEE	768	2.49	11,053,192.70	2.55
TEXAS	3,369	10.91	51,628,347.31	11.90
UTAH	100	0.32	1,376,012.87	0.32
VERMONT	20	0.06	227,955.76	0.05
VIRGINIA	924	2.99	12,388,148.79	2.86
WASHINGTON	730	2.36	10,283,205.83	2.37
WEST VIRGINIA	198	0.64	2,534,650.78	0.58
WISCONSIN	261	0.84	2,990,239.09	0.69
WYOMING	50	0.16	669,620.12	0.15
OTHER (3)	105	0.34	1,442,447.33	0.33

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Based on billing addresses of obligors as of the initial cutoff date.

(2)                                  Percentages may not add to 100.00% because of rounding.

(3)                                  Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

14

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the seller’s portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2003		2002		2001		2000		1999
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	251,613	$2,928,991.2	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5
Period of Delinquency(2)
30-59 Days	8,300	$88,290.5	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9
60-89 Days	2,800	29,770.1	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3
90 Days or more	945	9,817.6	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9
Total Delinquencies	12,045	$127,878.2	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1
Total Delinquencies as a Percent of Total Portfolio	4.79%	4.37%	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%

(1)                                  Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)                                  The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Outstanding Balance of All Contracts Serviced(1)	$2,941,573.6	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6
Contract Liquidations(2)	2.47%	2.15%	2.05%	1.75%	1.59%
Net Losses:
Dollars(3)	$28,499.1	$17,688.8	$13,905.6	$8,707.8	$5,875.0
Percentage(4)	0.97%	0.77%	0.83%	0.73%	0.64%

(1)                                  As of period end.  Includes fees and expenses and contracts already in repossession.

(2)                                  As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)                                  The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)                                  As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

15

Weighted Average Lives of the Notes

The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•                                          the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•                                          each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in February 2004;

•                                          payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of March 15, 2004);

•                                          the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•                                          the notes are purchased on an assumed closing date of February 25, 2004; and

•                                          the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

16

Initial Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$19,769,236.00	10.681%	58	31	February 2004
2	$28,590,366.28	7.890%	60	58	February 2004
3	$88,782,005.22	11.018%	72	70	February 2004
4	$154,720,595.98	9.639%	84	82	February 2004
5	$8,862,045.08	10.749%	59	31	March 2004
6	$13,894,830.12	7.853%	60	58	March 2004
7	$43,745,679.74	10.944%	72	70	March 2004
8	$75,308,415.73	9.573%	84	82	March 2004

	$433,673,174.15

Subsequent Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$12,631,475.63	10.702%	58	58	April 2004
2	$18,743,510.68	7.878%	60	60	April 2004
3	$58,468,226.33	10.993%	72	72	April 2004
4	$101,483,613.21	9.617%	84	84	April 2004

	$191,326,825.85

The hypothetical pools of the initial contracts each have an assumed cutoff date of January 31, 2004.  The hypothetical pools of the subsequent contracts each have an assumed cutoff date of March 31, 2004.  The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

17

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	98.83	98.44	98.03	97.58	97.33	97.05
04/15/04	97.09	96.13	95.12	94.02	93.40	92.71
05/15/04	94.65	92.91	91.07	89.09	88.00	86.79
06/15/04	92.21	89.70	87.07	84.23	82.68	80.97
07/15/04	89.78	86.52	83.10	79.43	77.44	75.25
08/15/04	87.35	83.36	79.18	74.71	72.28	69.63
09/15/04	84.92	80.22	75.30	70.05	67.20	64.10
10/15/04	82.50	77.10	71.47	65.46	62.21	58.68
11/15/04	80.09	74.01	67.69	60.94	57.31	53.36
12/15/04	77.67	70.95	63.94	56.50	52.49	48.14
01/15/05	75.26	67.91	60.25	52.12	47.75	43.03
02/15/05	72.86	64.89	56.60	47.82	43.11	38.03
03/15/05	70.46	61.90	53.00	43.59	38.55	33.14
04/15/05	68.07	58.93	49.45	39.44	34.09	28.68
05/15/05	65.68	55.99	45.95	35.36	29.72	24.31
06/15/05	63.29	53.07	42.50	31.36	25.44	20.01
07/15/05	60.91	50.19	39.10	27.44	21.25	15.79
08/15/05	58.53	47.33	35.75	23.59	17.27	11.64
09/15/05	56.16	44.49	32.45	19.83	13.45	7.58
10/15/05	53.80	41.69	29.20	16.15	9.70	3.59
11/15/05	51.44	38.91	26.01	12.55	6.03	0.00
12/15/05	49.08	36.16	22.87	9.03	2.42	0.00
01/15/06	46.73	33.44	19.79	5.60	0.00	0.00
02/15/06	44.39	30.75	16.76	2.34	0.00	0.00
03/15/06	42.06	28.09	13.79	0.00	0.00	0.00
04/15/06	39.72	25.46	10.87	0.00	0.00	0.00
05/15/06	37.40	22.86	8.01	0.00	0.00	0.00
06/15/06	35.08	20.30	5.21	0.00	0.00	0.00
07/15/06	32.77	17.76	2.47	0.00	0.00	0.00
08/15/06	30.47	15.26	0.00	0.00	0.00	0.00
09/15/06	28.17	12.78	0.00	0.00	0.00	0.00
10/15/06	26.03	10.45	0.00	0.00	0.00	0.00
11/15/06	23.96	8.19	0.00	0.00	0.00	0.00
12/15/06	21.89	5.96	0.00	0.00	0.00	0.00
01/15/07	19.84	3.75	0.00	0.00	0.00	0.00
02/15/07	17.79	1.58	0.00	0.00	0.00	0.00
03/15/07	15.74	0.00	0.00	0.00	0.00	0.00
04/15/07	13.71	0.00	0.00	0.00	0.00	0.00
05/15/07	11.68	0.00	0.00	0.00	0.00	0.00
06/15/07	9.65	0.00	0.00	0.00	0.00	0.00
07/15/07	7.64	0.00	0.00	0.00	0.00	0.00
08/15/07	5.63	0.00	0.00	0.00	0.00	0.00
09/15/07	3.63	0.00	0.00	0.00	0.00	0.00
10/15/07	1.63	0.00	0.00	0.00	0.00	0.00
11/15/07	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	1.84	1.48	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.84	1.48	1.21	1.00	0.92	0.85

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

18

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	100.00	100.00	100.00	100.00	100.00	100.00
04/15/04	100.00	100.00	100.00	100.00	100.00	100.00
05/15/04	100.00	100.00	100.00	100.00	100.00	100.00
06/15/04	100.00	100.00	100.00	100.00	100.00	100.00
07/15/04	100.00	100.00	100.00	100.00	100.00	100.00
08/15/04	100.00	100.00	100.00	100.00	100.00	100.00
09/15/04	100.00	100.00	100.00	100.00	100.00	100.00
10/15/04	100.00	100.00	100.00	100.00	100.00	100.00
11/15/04	100.00	100.00	100.00	100.00	100.00	100.00
12/15/04	100.00	100.00	100.00	100.00	100.00	100.00
01/15/05	100.00	100.00	100.00	100.00	100.00	100.00
02/15/05	100.00	100.00	100.00	100.00	100.00	100.00
03/15/05	100.00	100.00	100.00	100.00	100.00	100.00
04/15/05	100.00	100.00	100.00	100.00	100.00	100.00
05/15/05	100.00	100.00	100.00	100.00	100.00	100.00
06/15/05	100.00	100.00	100.00	100.00	100.00	100.00
07/15/05	100.00	100.00	100.00	100.00	100.00	100.00
08/15/05	100.00	100.00	100.00	100.00	100.00	100.00
09/15/05	100.00	100.00	100.00	100.00	100.00	100.00
10/15/05	100.00	100.00	100.00	100.00	100.00	100.00
11/15/05	100.00	100.00	100.00	100.00	100.00	99.44
12/15/05	100.00	100.00	100.00	100.00	100.00	92.69
01/15/06	100.00	100.00	100.00	100.00	98.03	86.09
02/15/06	100.00	100.00	100.00	100.00	91.93	79.64
03/15/06	100.00	100.00	100.00	98.48	85.96	73.34
04/15/06	100.00	100.00	100.00	92.95	80.12	67.18
05/15/06	100.00	100.00	100.00	87.54	74.41	61.19
06/15/06	100.00	100.00	100.00	82.24	68.84	55.35
07/15/06	100.00	100.00	100.00	77.07	63.42	49.66
08/15/06	100.00	100.00	99.63	72.01	58.13	44.14
09/15/06	100.00	100.00	95.01	67.08	52.98	38.78
10/15/06	100.00	100.00	90.56	62.28	47.98	33.58
11/15/06	100.00	100.00	86.23	57.60	43.12	28.54
12/15/06	100.00	100.00	81.98	53.04	38.42	0.00
01/15/07	100.00	100.00	77.83	48.62	33.86	0.00
02/15/07	100.00	100.00	73.76	44.33	29.45	0.00
03/15/07	100.00	98.99	69.79	40.17	0.00	0.00
04/15/07	100.00	95.26	65.91	36.14	0.00	0.00
05/15/07	100.00	91.57	62.13	32.26	0.00	0.00
06/15/07	100.00	87.94	58.44	28.50	0.00	0.00
07/15/07	100.00	84.37	54.84	0.00	0.00	0.00
08/15/07	100.00	80.84	51.34	0.00	0.00	0.00
09/15/07	100.00	77.38	47.95	0.00	0.00	0.00
10/15/07	100.00	73.97	44.65	0.00	0.00	0.00
11/15/07	99.37	70.61	41.45	0.00	0.00	0.00
12/15/07	95.88	67.32	38.36	0.00	0.00	0.00
01/15/08	92.40	64.08	35.37	0.00	0.00	0.00
02/15/08	88.93	60.91	32.49	0.00	0.00	0.00
03/15/08	85.48	57.79	29.71	0.00	0.00	0.00
04/15/08	82.05	54.73	0.00	0.00	0.00	0.00
05/15/08	78.62	51.74	0.00	0.00	0.00	0.00
06/15/08	75.22	48.81	0.00	0.00	0.00	0.00
07/15/08	71.83	45.94	0.00	0.00	0.00	0.00
08/15/08	68.45	43.14	0.00	0.00	0.00	0.00
09/15/08	65.09	40.40	0.00	0.00	0.00	0.00
10/15/08	61.75	37.73	0.00	0.00	0.00	0.00
11/15/08	58.42	35.12	0.00	0.00	0.00	0.00
12/15/08	55.11	32.59	0.00	0.00	0.00	0.00
01/15/09	52.00	30.22	0.00	0.00	0.00	0.00
02/15/09	49.00	27.98	0.00	0.00	0.00	0.00
03/15/09	46.10	0.00	0.00	0.00	0.00	0.00
04/15/09	43.22	0.00	0.00	0.00	0.00	0.00
05/15/09	40.47	0.00	0.00	0.00	0.00	0.00
06/15/09	37.73	0.00	0.00	0.00	0.00	0.00
07/15/09	35.01	0.00	0.00	0.00	0.00	0.00
08/15/09	32.31	0.00	0.00	0.00	0.00	0.00
09/15/09	29.62	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	4.93	4.27	3.50	2.87	2.61	2.40
Weighted Average Life to Maturity (years)(1)(2)	5.09	4.46	3.66	2.97	2.70	2.46

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

19

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	99.25	99.00	98.74	98.45	98.29	98.11
04/15/04	98.14	97.53	96.89	96.18	95.79	95.34
05/15/04	96.58	95.47	94.30	93.04	92.34	91.57
06/15/04	95.03	93.43	91.74	89.93	88.94	87.85
07/15/04	93.47	91.39	89.21	86.87	85.60	84.20
08/15/04	91.92	89.38	86.71	83.86	82.31	80.61
09/15/04	90.38	87.37	84.24	80.88	79.07	77.09
10/15/04	88.83	85.39	81.79	77.95	75.88	73.62
11/15/04	87.29	83.41	79.37	75.07	72.75	70.23
12/15/04	85.75	81.46	76.99	72.23	69.67	66.90
01/15/05	84.21	79.51	74.63	69.44	66.65	63.64
02/15/05	82.68	77.59	72.30	66.69	63.69	60.44
03/15/05	81.14	75.68	70.00	63.99	60.78	57.32
04/15/05	79.62	73.78	67.73	61.34	57.93	54.48
05/15/05	78.09	71.91	65.50	58.74	55.14	51.69
06/15/05	76.57	70.05	63.30	56.19	52.41	48.94
07/15/05	75.05	68.20	61.12	53.68	49.73	46.25
08/15/05	73.53	66.38	58.99	51.23	47.19	43.60
09/15/05	72.02	64.57	56.88	48.83	44.76	41.00
10/15/05	70.51	62.78	54.81	46.48	42.36	38.46
11/15/05	69.00	61.01	52.77	44.18	40.01	35.97
12/15/05	67.50	59.25	50.77	41.94	37.71	33.53
01/15/06	66.00	57.52	48.80	39.74	35.46	31.14
02/15/06	64.50	55.80	46.87	37.66	33.25	28.80
03/15/06	63.01	54.10	44.97	35.62	31.09	26.52
04/15/06	61.53	52.42	43.11	33.62	28.98	24.30
05/15/06	60.04	50.76	41.28	31.66	26.91	22.13
06/15/06	58.56	49.12	39.50	29.75	24.90	20.02
07/15/06	57.09	47.50	37.75	27.87	22.94	17.96
08/15/06	55.61	45.91	36.04	26.05	21.02	15.96
09/15/06	54.15	44.33	34.36	24.26	19.16	14.02
10/15/06	52.78	42.84	32.75	22.52	17.35	12.14
11/15/06	51.46	41.40	31.19	20.83	15.60	10.32
12/15/06	50.14	39.97	29.65	19.19	13.89	0.00
01/15/07	48.83	38.56	28.15	17.59	12.25	0.00
02/15/07	47.52	37.17	26.68	16.03	10.65	0.00
03/15/07	46.22	35.80	25.24	14.53	0.00	0.00
04/15/07	44.92	34.45	23.84	13.07	0.00	0.00
05/15/07	43.62	33.12	22.47	11.67	0.00	0.00
06/15/07	42.33	31.81	21.14	10.31	0.00	0.00
07/15/07	41.04	30.51	19.84	0.00	0.00	0.00
08/15/07	39.76	29.24	18.57	0.00	0.00	0.00
09/15/07	38.48	27.99	17.34	0.00	0.00	0.00
10/15/07	37.21	26.75	16.15	0.00	0.00	0.00
11/15/07	35.94	25.54	14.99	0.00	0.00	0.00
12/15/07	34.68	24.35	13.87	0.00	0.00	0.00
01/15/08	33.42	23.18	12.79	0.00	0.00	0.00
02/15/08	32.17	22.03	11.75	0.00	0.00	0.00
03/15/08	30.92	20.90	10.75	0.00	0.00	0.00
04/15/08	29.67	19.80	0.00	0.00	0.00	0.00
05/15/08	28.44	18.71	0.00	0.00	0.00	0.00
06/15/08	27.20	17.65	0.00	0.00	0.00	0.00
07/15/08	25.98	16.62	0.00	0.00	0.00	0.00
08/15/08	24.76	15.60	0.00	0.00	0.00	0.00
09/15/08	23.54	14.61	0.00	0.00	0.00	0.00
10/15/08	22.33	13.65	0.00	0.00	0.00	0.00
11/15/08	21.13	12.70	0.00	0.00	0.00	0.00
12/15/08	19.93	11.79	0.00	0.00	0.00	0.00
01/15/09	18.81	10.93	0.00	0.00	0.00	0.00
02/15/09	17.72	10.12	0.00	0.00	0.00	0.00
03/15/09	16.67	0.00	0.00	0.00	0.00	0.00
04/15/09	15.63	0.00	0.00	0.00	0.00	0.00
05/15/09	14.64	0.00	0.00	0.00	0.00	0.00
06/15/09	13.65	0.00	0.00	0.00	0.00	0.00
07/15/09	12.66	0.00	0.00	0.00	0.00	0.00
08/15/09	11.69	0.00	0.00	0.00	0.00	0.00
09/15/09	10.71	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	2.96	2.49	2.04	1.68	1.53	1.41
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.56	2.10	1.71	1.56	1.43

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your JPMorgan Sales Representative immediately.

20

Computational Materials

Harley-Davidson Motorcycle Trust 2004-1

Issuer

Subject to Revision

Term Sheet dated February 17, 2004

$379,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$214,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$31,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2004-1.  Neither ABN AMRO Incorporated (“ABN AMRO”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the applicable note’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

ABN AMRO is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon ABN AMRO or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) ABN AMRO is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and ABN AMRO’s disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the ABN AMRO Syndicate Desk at (212) 409-7531.

Harley-Davidson Motorcycle Trust 2004-1

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated February 17, 2004

Trust	Harley-Davidson Motorcycle Trust 2004-1 (the “Trust”).

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the “Indenture Trustee”). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.

Closing Date	On or about February 25, 2004.

Terms of the Notes	The principal terms of the notes will be as described below:

	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes		$379,000,000%
	Class A-2 notes		$214,750,000%
	Class B notes		$31,250,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is March 15, 2004.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

2

Interest	Interest Periods:

Interest on the notes will accrue in the following manner:

	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude March 15, 2004.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority.  Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes.  The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes.  Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes.  However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced.  Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

	Class	Final Scheduled Payment Date
	Class A-1 notes	October 2008	Payment Date
	Class A-2 notes	November 2011	Payment Date
	Class B notes	November 2011	Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates.  Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

3

Optional Redemption

The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:

• the aggregate outstanding principal balance of the contracts owned by the trust as of the initial cutoff date; and
• the initial amount on deposit in the pre-funding account.

If the seller exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

Mandatory Redemption

The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period (generally the ninety-day period following the closing date) in the event that any amount remains on deposit in the pre-funding account.  The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers.  Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts.  The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement.  The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on February 10, 2004, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

4

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts.  Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.

The last scheduled payment on the initial contract with the latest maturity will occur in February 2011.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2011.  However, an obligor can generally prepay its contract at any time without penalty.

	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)

	Aggregate Principal Balance	$433,673,174.15
	Number of Contracts	30,892
	Average Principal Balance	$14,038.37
	Weighted Average Contract Rate	9.94%
	(Range)	3.98% to 22.93%
	Weighted Average Original Term (in months)	76.30
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	72.37
	(Range)	3 to 84

	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)

	State	Principal Balance Concentration
	Texas	11.90%
	Florida	11.80%
	California	10.89%

	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund

On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.”  The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes.  We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

5

The initial balance of the reserve fund will be $4,336,731.74 (1.00% of the aggregate principal balance of the contracts as of the initial cutoff date).  On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the aggregate principal balance of those subsequent contracts will be deposited into the reserve fund.  The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes.  In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund.  Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.

Pre-Funding Account

On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $191,326,825.85 which will secure the trust depositor’s obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust.  The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller.  The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in May 2004.  Any amount remaining in the pre-funding account at the end of the funding period will be paid to the noteholders as described above in “Terms of the Notes—Mandatory Redemption.”

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

6

Interest Reserve Account

On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay the indenture trustee’s fees.  In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust.  After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and/or Moody’s Investors Service, Inc. as set forth below:

		Standard & Poor’s	Moody’s

	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract.  The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Mandatory Reacquisition by the Trust Depositor

Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust’s interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

7

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the initial cutoff date).  The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors.  The servicing fees will be paid to the servicer prior to any payments to the noteholders.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• to the noteholders, the amount of any mandatory redemption;

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes and the Class B notes, in the priority set forth in “Terms of the Notes—Principal” above;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

8

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes • reserve fund • excess spread

	Class B notes:	• reserve fund • excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation.  The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level.  However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel.  By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes.  As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

9

THE CONTRACTS

The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has (or will have) a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have or will have the following characteristics:

•                  the last scheduled payment of each initial contract is due no later than February 2011, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2011;

•                  the first scheduled payment date of contracts representing approximately 94.86% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2004 and the first scheduled payment date of remaining contracts representing approximately 5.14% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2004;

•                  approximately 77.29% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.71% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 99.97% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all initial contracts have a contractual rate of interest of at least 3.98% per annum and not more than 22.93% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 9.94% per annum (see Table 1 below);

•                  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•                  the initial contracts have a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.37 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.30 months (see Tables 2 and 3 below);

•                  the average principal balance per initial contract as of the initial cutoff date was approximately $14,038.37 and the principal balances on the initial contracts as of the initial cutoff date ranged from $500.43 to $52,846.76 (see Table 4 below);

•                  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 11.90% in Texas, 11.80% in Florida and 10.89% in California (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the initial contracts.

Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts.  Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average contract rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

10

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3.984% - 4.000%	70	0.23%	$453,092.14	0.10%
4.001% - 5.000%	528	1.71	8,083,874.63	1.86
5.001% - 6.000%	1,403	4.54	24,329,381.30	5.61
6.001% - 7.000%	3,546	11.48	56,734,941.90	13.08
7.001% - 8.000%	3,816	12.35	59,804,013.55	13.79
8.001% - 9.000%	4,705	15.23	72,000,647.22	16.60
9.001% - 10.000%	4,033	13.06	60,132,908.51	13.87
10.001% - 11.000%	2,690	8.71	36,663,935.33	8.45
11.001% - 12.000%	2,226	7.21	27,392,422.88	6.32
12.001% - 13.000%	2,133	6.90	22,873,900.79	5.27
13.001% - 14.000%	1,827	5.91	19,131,856.16	4.41
14.001% - 15.000%	979	3.17	11,155,082.28	2.57
15.001% - 16.000%	406	1.31	4,515,833.07	1.04
16.001% - 17.000%	151	0.49	1,292,101.05	0.30
17.001% - 18.000%	121	0.39	587,850.41	0.14
18.001% - 19.000%	115	0.37	1,418,052.85	0.33
19.001% - 20.000%	252	0.82	2,792,852.64	0.64
20.001% - 21.000%	982	3.18	13,285,311.85	3.06
21.001% - 22.000%	325	1.05	3,688,288.93	0.85
22.001% - 22.933%	584	1.89	7,336,826.66	1.69

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

11

TABLE 2

DISTRIBUTION BY REMAINING TERM
OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3 - 12	567	1.84%	$1,036,778.11	0.24%
13 - 24	2,182	7.06	9,451,936.02	2.18
25 - 36	1,093	3.54	8,905,839.10	2.05
37 - 48	850	2.75	9,236,727.85	2.13
49 - 60	3,199	10.36	42,485,196.40	9.80
61 - 72	10,611	34.35	132,527,684.96	30.56
73 - 84	12,390	40.11	230,029,011.71	53.04

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL

TERM TO MATURITY OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

1 - 12	15	0.05%	$99,987.52	0.02%
13 - 24	172	0.56	1,146,078.69	0.26
25 - 36	559	1.81	4,598,177.54	1.06
37 - 48	802	2.60	8,762,587.08	2.02
49 - 60	3,522	11.40	42,496,167.70	9.80
61 - 72	12,771	41.34	140,548,990.64	32.41
73 - 84	13,051	42.25	236,021,184.98	54.42

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

12

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

500.43	-	1,000.00	131	0.42%	$103,250.24	0.02%
1,000.01	-	2,000.00	368	1.19	555,748.51	0.13
2,000.01	-	3,000.00	605	1.96	1,520,373.50	0.35
3,000.01	-	4,000.00	727	2.35	2,554,850.96	0.59
4,000.01	-	5,000.00	950	3.08	4,308,637.94	0.99
5,000.01	-	6,000.00	930	3.01	5,107,040.48	1.18
6,000.01	-	7,000.00	1,086	3.52	7,085,392.56	1.63
7,000.01	-	8,000.00	1,355	4.39	10,190,100.80	2.35
8,000.01	-	9,000.00	1,437	4.65	12,247,536.90	2.82
9,000.01	-	10,000.00	1,582	5.12	15,044,923.50	3.47
10,000.01	-	11,000.00	1,438	4.65	15,098,699.77	3.48
11,000.01	-	12,000.00	1,342	4.34	15,440,428.79	3.56
12,000.01	-	13,000.00	1,321	4.28	16,530,013.24	3.81
13,000.01	-	14,000.00	1,427	4.62	19,279,533.16	4.45
14,000.01	-	15,000.00	1,563	5.06	22,690,332.57	5.23
15,000.01	-	16,000.00	1,784	5.77	27,688,522.93	6.38
16,000.01	-	17,000.00	1,938	6.27	32,017,769.17	7.38
17,000.01	-	18,000.00	2,062	6.67	36,087,607.07	8.32
18,000.01	-	19,000.00	1,975	6.39	36,502,297.61	8.42
19,000.01	-	20,000.00	1,719	5.56	33,505,338.59	7.73
20,000.01	-	21,000.00	1,291	4.18	26,441,787.97	6.10
21,000.01	-	22,000.00	983	3.18	21,126,996.66	4.87
22,000.01	-	23,000.00	783	2.53	17,598,387.29	4.06
23,000.01	-	24,000.00	556	1.80	13,056,109.84	3.01
24,000.01	-	25,000.00	408	1.32	9,993,642.11	2.30
25,000.01	-	26,000.00	290	0.94	7,390,725.41	1.70
26,000.01	-	27,000.00	224	0.73	5,924,925.50	1.37
27,000.01	-	28,000.00	165	0.53	4,535,956.67	1.05
28,000.01	-	29,000.00	131	0.42	3,724,844.20	0.86
29,000.01	-	30,000.00	95	0.31	2,801,720.97	0.65
30,000.01	-	31,000.00	68	0.22	2,068,947.88	0.48
31,000.01	-	32,000.00	43	0.14	1,353,532.99	0.31
32,000.01	-	33,000.00	22	0.07	713,677.01	0.16
33,000.01	-	34,000.00	26	0.08	871,489.48	0.20
34,000.01	-	35,000.00	21	0.07	723,190.99	0.17
35,000.01	-	36,000.00	12	0.04	427,440.90	0.10
36,000.01	-	37,000.00	6	0.02	218,596.27	0.05
37,000.01	-	38,000.00	4	0.01	149,781.59	0.03
38,000.01	-	39,000.00	8	0.03	308,283.13	0.07
39,000.01	-	40,000.00	2	0.01	78,814.42	0.02
40,000.01	-	41,000.00	6	0.02	242,983.33	0.06
41,000.01	-	42,000.00	4	0.01	166,387.37	0.04
42,000.01	-	52,846.76	4	0.01	196,553.88	0.05

TOTALS:			30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

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13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)

ALABAMA	618	2.00%	$9,217,541.07	2.13%
ALASKA	93	0.30	1,376,117.38	0.32
ARIZONA	1,036	3.35	17,481,457.28	4.03
ARKANSAS	167	0.54	2,338,836.48	0.54
CALIFORNIA	3,360	10.88	47,207,123.59	10.89
COLORADO	473	1.53	6,406,815.60	1.48
CONNECTICUT	348	1.13	4,302,662.64	0.99
DELAWARE	151	0.49	2,203,686.93	0.51
DISTRICT OF COLUMBIA	11	0.04	115,562.34	0.03
FLORIDA	3,434	11.12	51,186,864.79	11.80
GEORGIA	1,238	4.01	18,806,322.76	4.34
HAWAII	186	0.60	2,848,740.01	0.66
IDAHO	130	0.42	1,871,130.60	0.43
ILLINOIS	899	2.91	12,046,464.07	2.78
INDIANA	575	1.86	7,548,701.23	1.74
IOWA	253	0.82	3,604,335.72	0.83
KANSAS	244	0.79	3,429,306.76	0.79
KENTUCKY	380	1.23	5,059,756.28	1.17
LOUISIANA	526	1.70	7,752,932.64	1.79
MAINE	55	0.18	686,008.37	0.16
MARYLAND	651	2.11	8,506,670.95	1.96
MASSACHUSETTS	231	0.75	2,505,028.25	0.58
MICHIGAN	698	2.26	9,684,802.84	2.23
MINNESOTA	361	1.17	5,141,220.00	1.19
MISSISSIPPI	187	0.61	2,753,236.05	0.63
MISSOURI	531	1.72	7,613,900.60	1.76
MONTANA	91	0.29	1,130,326.29	0.26
NEBRASKA	145	0.47	1,945,754.06	0.45
NEVADA	422	1.37	6,290,854.26	1.45
NEW HAMPSHIRE	138	0.45	1,432,889.72	0.33
NEW JERSEY	796	2.58	9,671,171.90	2.23
NEW MEXICO	380	1.23	5,205,670.17	1.20
NEW YORK	702	2.27	8,099,945.07	1.87
NORTH CAROLINA	1,363	4.41	19,113,525.82	4.41
NORTH DAKOTA	34	0.11	411,176.29	0.09
OHIO	1,038	3.36	13,214,416.58	3.05
OKLAHOMA	317	1.03	4,249,371.38	0.98
OREGON	320	1.04	4,364,693.09	1.01
PENNSYLVANIA	1,177	3.81	13,886,067.24	3.20
RHODE ISLAND	39	0.13	493,395.32	0.11
SOUTH CAROLINA	501	1.62	7,101,490.62	1.64
SOUTH DAKOTA	68	0.22	773,380.53	0.18
TENNESSEE	768	2.49	11,053,192.70	2.55
TEXAS	3,369	10.91	51,628,347.31	11.90
UTAH	100	0.32	1,376,012.87	0.32
VERMONT	20	0.06	227,955.76	0.05
VIRGINIA	924	2.99	12,388,148.79	2.86
WASHINGTON	730	2.36	10,283,205.83	2.37
WEST VIRGINIA	198	0.64	2,534,650.78	0.58
WISCONSIN	261	0.84	2,990,239.09	0.69
WYOMING	50	0.16	669,620.12	0.15
OTHER (3)	105	0.34	1,442,447.33	0.33

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Based on billing addresses of obligors as of the initial cutoff date.

(2)                                  Percentages may not add to 100.00% because of rounding.

(3)                                  Includes U.S. Territories and military bases.

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14

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the seller’s portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2003		2002		2001		2000		1999
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	251,613	$2,928,991.2	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5
Period of Delinquency(2)
30-59 Days	8,300	$88,290.5	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9
60-89 Days	2,800	29,770.1	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3
90 Days or more	945	9,817.6	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9
Total Delinquencies	12,045	$127,878.2	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1
Total Delinquencies as a Percent of Total Portfolio	4.79%	4.37%	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%

(1)                                  Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)                                  The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Outstanding Balance of All Contracts Serviced(1)	$2,941,573.6	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6
Contract Liquidations(2)	2.47%	2.15%	2.05%	1.75%	1.59%
Net Losses:
Dollars(3)	$28,499.1	$17,688.8	$13,905.6	$8,707.8	$5,875.0
Percentage(4)	0.97%	0.77%	0.83%	0.73%	0.64%

(1)                                  As of period end.  Includes fees and expenses and contracts already in repossession.

(2)                                  As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)                                  The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)                                  As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

15

Weighted Average Lives of the Notes

The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•                                          the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•                                          each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in February 2004;

•                                          payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of March 15, 2004);

•                                          the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•                                          the notes are purchased on an assumed closing date of February 25, 2004; and

•                                          the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

16

Initial Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$19,769,236.00	10.681%	58	31	February 2004
2	$28,590,366.28	7.890%	60	58	February 2004
3	$88,782,005.22	11.018%	72	70	February 2004
4	$154,720,595.98	9.639%	84	82	February 2004
5	$8,862,045.08	10.749%	59	31	March 2004
6	$13,894,830.12	7.853%	60	58	March 2004
7	$43,745,679.74	10.944%	72	70	March 2004
8	$75,308,415.73	9.573%	84	82	March 2004

	$433,673,174.15

Subsequent Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$12,631,475.63	10.702%	58	58	April 2004
2	$18,743,510.68	7.878%	60	60	April 2004
3	$58,468,226.33	10.993%	72	72	April 2004
4	$101,483,613.21	9.617%	84	84	April 2004

	$191,326,825.85

The hypothetical pools of the initial contracts each have an assumed cutoff date of January 31, 2004.  The hypothetical pools of the subsequent contracts each have an assumed cutoff date of March 31, 2004.  The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

17

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	98.83	98.44	98.03	97.58	97.33	97.05
04/15/04	97.09	96.13	95.12	94.02	93.40	92.71
05/15/04	94.65	92.91	91.07	89.09	88.00	86.79
06/15/04	92.21	89.70	87.07	84.23	82.68	80.97
07/15/04	89.78	86.52	83.10	79.43	77.44	75.25
08/15/04	87.35	83.36	79.18	74.71	72.28	69.63
09/15/04	84.92	80.22	75.30	70.05	67.20	64.10
10/15/04	82.50	77.10	71.47	65.46	62.21	58.68
11/15/04	80.09	74.01	67.69	60.94	57.31	53.36
12/15/04	77.67	70.95	63.94	56.50	52.49	48.14
01/15/05	75.26	67.91	60.25	52.12	47.75	43.03
02/15/05	72.86	64.89	56.60	47.82	43.11	38.03
03/15/05	70.46	61.90	53.00	43.59	38.55	33.14
04/15/05	68.07	58.93	49.45	39.44	34.09	28.68
05/15/05	65.68	55.99	45.95	35.36	29.72	24.31
06/15/05	63.29	53.07	42.50	31.36	25.44	20.01
07/15/05	60.91	50.19	39.10	27.44	21.25	15.79
08/15/05	58.53	47.33	35.75	23.59	17.27	11.64
09/15/05	56.16	44.49	32.45	19.83	13.45	7.58
10/15/05	53.80	41.69	29.20	16.15	9.70	3.59
11/15/05	51.44	38.91	26.01	12.55	6.03	0.00
12/15/05	49.08	36.16	22.87	9.03	2.42	0.00
01/15/06	46.73	33.44	19.79	5.60	0.00	0.00
02/15/06	44.39	30.75	16.76	2.34	0.00	0.00
03/15/06	42.06	28.09	13.79	0.00	0.00	0.00
04/15/06	39.72	25.46	10.87	0.00	0.00	0.00
05/15/06	37.40	22.86	8.01	0.00	0.00	0.00
06/15/06	35.08	20.30	5.21	0.00	0.00	0.00
07/15/06	32.77	17.76	2.47	0.00	0.00	0.00
08/15/06	30.47	15.26	0.00	0.00	0.00	0.00
09/15/06	28.17	12.78	0.00	0.00	0.00	0.00
10/15/06	26.03	10.45	0.00	0.00	0.00	0.00
11/15/06	23.96	8.19	0.00	0.00	0.00	0.00
12/15/06	21.89	5.96	0.00	0.00	0.00	0.00
01/15/07	19.84	3.75	0.00	0.00	0.00	0.00
02/15/07	17.79	1.58	0.00	0.00	0.00	0.00
03/15/07	15.74	0.00	0.00	0.00	0.00	0.00
04/15/07	13.71	0.00	0.00	0.00	0.00	0.00
05/15/07	11.68	0.00	0.00	0.00	0.00	0.00
06/15/07	9.65	0.00	0.00	0.00	0.00	0.00
07/15/07	7.64	0.00	0.00	0.00	0.00	0.00
08/15/07	5.63	0.00	0.00	0.00	0.00	0.00
09/15/07	3.63	0.00	0.00	0.00	0.00	0.00
10/15/07	1.63	0.00	0.00	0.00	0.00	0.00
11/15/07	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	1.84	1.48	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.84	1.48	1.21	1.00	0.92	0.85

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

18

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	100.00	100.00	100.00	100.00	100.00	100.00
04/15/04	100.00	100.00	100.00	100.00	100.00	100.00
05/15/04	100.00	100.00	100.00	100.00	100.00	100.00
06/15/04	100.00	100.00	100.00	100.00	100.00	100.00
07/15/04	100.00	100.00	100.00	100.00	100.00	100.00
08/15/04	100.00	100.00	100.00	100.00	100.00	100.00
09/15/04	100.00	100.00	100.00	100.00	100.00	100.00
10/15/04	100.00	100.00	100.00	100.00	100.00	100.00
11/15/04	100.00	100.00	100.00	100.00	100.00	100.00
12/15/04	100.00	100.00	100.00	100.00	100.00	100.00
01/15/05	100.00	100.00	100.00	100.00	100.00	100.00
02/15/05	100.00	100.00	100.00	100.00	100.00	100.00
03/15/05	100.00	100.00	100.00	100.00	100.00	100.00
04/15/05	100.00	100.00	100.00	100.00	100.00	100.00
05/15/05	100.00	100.00	100.00	100.00	100.00	100.00
06/15/05	100.00	100.00	100.00	100.00	100.00	100.00
07/15/05	100.00	100.00	100.00	100.00	100.00	100.00
08/15/05	100.00	100.00	100.00	100.00	100.00	100.00
09/15/05	100.00	100.00	100.00	100.00	100.00	100.00
10/15/05	100.00	100.00	100.00	100.00	100.00	100.00
11/15/05	100.00	100.00	100.00	100.00	100.00	99.44
12/15/05	100.00	100.00	100.00	100.00	100.00	92.69
01/15/06	100.00	100.00	100.00	100.00	98.03	86.09
02/15/06	100.00	100.00	100.00	100.00	91.93	79.64
03/15/06	100.00	100.00	100.00	98.48	85.96	73.34
04/15/06	100.00	100.00	100.00	92.95	80.12	67.18
05/15/06	100.00	100.00	100.00	87.54	74.41	61.19
06/15/06	100.00	100.00	100.00	82.24	68.84	55.35
07/15/06	100.00	100.00	100.00	77.07	63.42	49.66
08/15/06	100.00	100.00	99.63	72.01	58.13	44.14
09/15/06	100.00	100.00	95.01	67.08	52.98	38.78
10/15/06	100.00	100.00	90.56	62.28	47.98	33.58
11/15/06	100.00	100.00	86.23	57.60	43.12	28.54
12/15/06	100.00	100.00	81.98	53.04	38.42	0.00
01/15/07	100.00	100.00	77.83	48.62	33.86	0.00
02/15/07	100.00	100.00	73.76	44.33	29.45	0.00
03/15/07	100.00	98.99	69.79	40.17	0.00	0.00
04/15/07	100.00	95.26	65.91	36.14	0.00	0.00
05/15/07	100.00	91.57	62.13	32.26	0.00	0.00
06/15/07	100.00	87.94	58.44	28.50	0.00	0.00
07/15/07	100.00	84.37	54.84	0.00	0.00	0.00
08/15/07	100.00	80.84	51.34	0.00	0.00	0.00
09/15/07	100.00	77.38	47.95	0.00	0.00	0.00
10/15/07	100.00	73.97	44.65	0.00	0.00	0.00
11/15/07	99.37	70.61	41.45	0.00	0.00	0.00
12/15/07	95.88	67.32	38.36	0.00	0.00	0.00
01/15/08	92.40	64.08	35.37	0.00	0.00	0.00
02/15/08	88.93	60.91	32.49	0.00	0.00	0.00
03/15/08	85.48	57.79	29.71	0.00	0.00	0.00
04/15/08	82.05	54.73	0.00	0.00	0.00	0.00
05/15/08	78.62	51.74	0.00	0.00	0.00	0.00
06/15/08	75.22	48.81	0.00	0.00	0.00	0.00
07/15/08	71.83	45.94	0.00	0.00	0.00	0.00
08/15/08	68.45	43.14	0.00	0.00	0.00	0.00
09/15/08	65.09	40.40	0.00	0.00	0.00	0.00
10/15/08	61.75	37.73	0.00	0.00	0.00	0.00
11/15/08	58.42	35.12	0.00	0.00	0.00	0.00
12/15/08	55.11	32.59	0.00	0.00	0.00	0.00
01/15/09	52.00	30.22	0.00	0.00	0.00	0.00
02/15/09	49.00	27.98	0.00	0.00	0.00	0.00
03/15/09	46.10	0.00	0.00	0.00	0.00	0.00
04/15/09	43.22	0.00	0.00	0.00	0.00	0.00
05/15/09	40.47	0.00	0.00	0.00	0.00	0.00
06/15/09	37.73	0.00	0.00	0.00	0.00	0.00
07/15/09	35.01	0.00	0.00	0.00	0.00	0.00
08/15/09	32.31	0.00	0.00	0.00	0.00	0.00
09/15/09	29.62	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	4.93	4.27	3.50	2.87	2.61	2.40
Weighted Average Life to Maturity (years)(1)(2)	5.09	4.46	3.66	2.97	2.70	2.46

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

19

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	99.25	99.00	98.74	98.45	98.29	98.11
04/15/04	98.14	97.53	96.89	96.18	95.79	95.34
05/15/04	96.58	95.47	94.30	93.04	92.34	91.57
06/15/04	95.03	93.43	91.74	89.93	88.94	87.85
07/15/04	93.47	91.39	89.21	86.87	85.60	84.20
08/15/04	91.92	89.38	86.71	83.86	82.31	80.61
09/15/04	90.38	87.37	84.24	80.88	79.07	77.09
10/15/04	88.83	85.39	81.79	77.95	75.88	73.62
11/15/04	87.29	83.41	79.37	75.07	72.75	70.23
12/15/04	85.75	81.46	76.99	72.23	69.67	66.90
01/15/05	84.21	79.51	74.63	69.44	66.65	63.64
02/15/05	82.68	77.59	72.30	66.69	63.69	60.44
03/15/05	81.14	75.68	70.00	63.99	60.78	57.32
04/15/05	79.62	73.78	67.73	61.34	57.93	54.48
05/15/05	78.09	71.91	65.50	58.74	55.14	51.69
06/15/05	76.57	70.05	63.30	56.19	52.41	48.94
07/15/05	75.05	68.20	61.12	53.68	49.73	46.25
08/15/05	73.53	66.38	58.99	51.23	47.19	43.60
09/15/05	72.02	64.57	56.88	48.83	44.76	41.00
10/15/05	70.51	62.78	54.81	46.48	42.36	38.46
11/15/05	69.00	61.01	52.77	44.18	40.01	35.97
12/15/05	67.50	59.25	50.77	41.94	37.71	33.53
01/15/06	66.00	57.52	48.80	39.74	35.46	31.14
02/15/06	64.50	55.80	46.87	37.66	33.25	28.80
03/15/06	63.01	54.10	44.97	35.62	31.09	26.52
04/15/06	61.53	52.42	43.11	33.62	28.98	24.30
05/15/06	60.04	50.76	41.28	31.66	26.91	22.13
06/15/06	58.56	49.12	39.50	29.75	24.90	20.02
07/15/06	57.09	47.50	37.75	27.87	22.94	17.96
08/15/06	55.61	45.91	36.04	26.05	21.02	15.96
09/15/06	54.15	44.33	34.36	24.26	19.16	14.02
10/15/06	52.78	42.84	32.75	22.52	17.35	12.14
11/15/06	51.46	41.40	31.19	20.83	15.60	10.32
12/15/06	50.14	39.97	29.65	19.19	13.89	0.00
01/15/07	48.83	38.56	28.15	17.59	12.25	0.00
02/15/07	47.52	37.17	26.68	16.03	10.65	0.00
03/15/07	46.22	35.80	25.24	14.53	0.00	0.00
04/15/07	44.92	34.45	23.84	13.07	0.00	0.00
05/15/07	43.62	33.12	22.47	11.67	0.00	0.00
06/15/07	42.33	31.81	21.14	10.31	0.00	0.00
07/15/07	41.04	30.51	19.84	0.00	0.00	0.00
08/15/07	39.76	29.24	18.57	0.00	0.00	0.00
09/15/07	38.48	27.99	17.34	0.00	0.00	0.00
10/15/07	37.21	26.75	16.15	0.00	0.00	0.00
11/15/07	35.94	25.54	14.99	0.00	0.00	0.00
12/15/07	34.68	24.35	13.87	0.00	0.00	0.00
01/15/08	33.42	23.18	12.79	0.00	0.00	0.00
02/15/08	32.17	22.03	11.75	0.00	0.00	0.00
03/15/08	30.92	20.90	10.75	0.00	0.00	0.00
04/15/08	29.67	19.80	0.00	0.00	0.00	0.00
05/15/08	28.44	18.71	0.00	0.00	0.00	0.00
06/15/08	27.20	17.65	0.00	0.00	0.00	0.00
07/15/08	25.98	16.62	0.00	0.00	0.00	0.00
08/15/08	24.76	15.60	0.00	0.00	0.00	0.00
09/15/08	23.54	14.61	0.00	0.00	0.00	0.00
10/15/08	22.33	13.65	0.00	0.00	0.00	0.00
11/15/08	21.13	12.70	0.00	0.00	0.00	0.00
12/15/08	19.93	11.79	0.00	0.00	0.00	0.00
01/15/09	18.81	10.93	0.00	0.00	0.00	0.00
02/15/09	17.72	10.12	0.00	0.00	0.00	0.00
03/15/09	16.67	0.00	0.00	0.00	0.00	0.00
04/15/09	15.63	0.00	0.00	0.00	0.00	0.00
05/15/09	14.64	0.00	0.00	0.00	0.00	0.00
06/15/09	13.65	0.00	0.00	0.00	0.00	0.00
07/15/09	12.66	0.00	0.00	0.00	0.00	0.00
08/15/09	11.69	0.00	0.00	0.00	0.00	0.00
09/15/09	10.71	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	2.96	2.49	2.04	1.68	1.53	1.41
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.56	2.10	1.71	1.56	1.43

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your ABN AMRO Sales Representative immediately.

20

Computational Materials

Harley-Davidson Motorcycle Trust 2004-1

Issuer

Subject to Revision

Term Sheet dated February 17, 2004

$379,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$214,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$31,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2004-1.  Neither BNP Paribas Securities Corp. (“BNP Paribas”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the applicable note’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

BNP Paribas is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon BNP Paribas or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) BNP Paribas is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and BNP Paribas’s disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the BNP Paribas Syndicate Desk at (212) 841-3435.

Harley-Davidson Motorcycle Trust 2004-1

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated February 17, 2004

Trust	Harley-Davidson Motorcycle Trust 2004-1 (the “Trust”).

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the “Indenture Trustee”). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.

Closing Date	On or about February 25, 2004.

Terms of the Notes	The principal terms of the notes will be as described below:

	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes		$379,000,000%
	Class A-2 notes		$214,750,000%
	Class B notes		$31,250,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is March 15, 2004.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

2

Interest	Interest Periods:

Interest on the notes will accrue in the following manner:

	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude March 15, 2004.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority.  Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes.  The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes.  Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes.  However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced.  Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

	Class	Final Scheduled Payment Date
	Class A-1 notes	October 2008	Payment Date
	Class A-2 notes	November 2011	Payment Date
	Class B notes	November 2011	Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates.  Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

3

Optional Redemption

The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:

• the aggregate outstanding principal balance of the contracts owned by the trust as of the initial cutoff date; and
• the initial amount on deposit in the pre-funding account.

If the seller exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

Mandatory Redemption

The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period (generally the ninety-day period following the closing date) in the event that any amount remains on deposit in the pre-funding account.  The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers.  Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts.  The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement.  The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on February 10, 2004, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

4

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts.  Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.

The last scheduled payment on the initial contract with the latest maturity will occur in February 2011.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2011.  However, an obligor can generally prepay its contract at any time without penalty.

	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)

	Aggregate Principal Balance	$433,673,174.15
	Number of Contracts	30,892
	Average Principal Balance	$14,038.37
	Weighted Average Contract Rate	9.94%
	(Range)	3.98% to 22.93%
	Weighted Average Original Term (in months)	76.30
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	72.37
	(Range)	3 to 84

	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)

	State	Principal Balance Concentration
	Texas	11.90%
	Florida	11.80%
	California	10.89%

	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund

On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.”  The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes.  We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

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5

The initial balance of the reserve fund will be $4,336,731.74 (1.00% of the aggregate principal balance of the contracts as of the initial cutoff date).  On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the aggregate principal balance of those subsequent contracts will be deposited into the reserve fund.  The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes.  In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund.  Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.

Pre-Funding Account

On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $191,326,825.85 which will secure the trust depositor’s obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust.  The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller.  The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in May 2004.  Any amount remaining in the pre-funding account at the end of the funding period will be paid to the noteholders as described above in “Terms of the Notes—Mandatory Redemption.”

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

6

Interest Reserve Account

On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay the indenture trustee’s fees.  In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust.  After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and/or Moody’s Investors Service, Inc. as set forth below:

		Standard & Poor’s	Moody’s

	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract.  The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Mandatory Reacquisition by the Trust Depositor

Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust’s interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

7

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the initial cutoff date).  The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors.  The servicing fees will be paid to the servicer prior to any payments to the noteholders.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• to the noteholders, the amount of any mandatory redemption;

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes and the Class B notes, in the priority set forth in “Terms of the Notes—Principal” above;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

8

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes • reserve fund • excess spread

	Class B notes:	• reserve fund • excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation.  The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level.  However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel.  By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes.  As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

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9

THE CONTRACTS

The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has (or will have) a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have or will have the following characteristics:

•                  the last scheduled payment of each initial contract is due no later than February 2011, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2011;

•                  the first scheduled payment date of contracts representing approximately 94.86% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2004 and the first scheduled payment date of remaining contracts representing approximately 5.14% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2004;

•                  approximately 77.29% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.71% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 99.97% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all initial contracts have a contractual rate of interest of at least 3.98% per annum and not more than 22.93% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 9.94% per annum (see Table 1 below);

•                  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•                  the initial contracts have a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.37 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.30 months (see Tables 2 and 3 below);

•                  the average principal balance per initial contract as of the initial cutoff date was approximately $14,038.37 and the principal balances on the initial contracts as of the initial cutoff date ranged from $500.43 to $52,846.76 (see Table 4 below);

•                  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 11.90% in Texas, 11.80% in Florida and 10.89% in California (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the initial contracts.

Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts.  Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average contract rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

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10

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3.984% - 4.000%	70	0.23%	$453,092.14	0.10%
4.001% - 5.000%	528	1.71	8,083,874.63	1.86
5.001% - 6.000%	1,403	4.54	24,329,381.30	5.61
6.001% - 7.000%	3,546	11.48	56,734,941.90	13.08
7.001% - 8.000%	3,816	12.35	59,804,013.55	13.79
8.001% - 9.000%	4,705	15.23	72,000,647.22	16.60
9.001% - 10.000%	4,033	13.06	60,132,908.51	13.87
10.001% - 11.000%	2,690	8.71	36,663,935.33	8.45
11.001% - 12.000%	2,226	7.21	27,392,422.88	6.32
12.001% - 13.000%	2,133	6.90	22,873,900.79	5.27
13.001% - 14.000%	1,827	5.91	19,131,856.16	4.41
14.001% - 15.000%	979	3.17	11,155,082.28	2.57
15.001% - 16.000%	406	1.31	4,515,833.07	1.04
16.001% - 17.000%	151	0.49	1,292,101.05	0.30
17.001% - 18.000%	121	0.39	587,850.41	0.14
18.001% - 19.000%	115	0.37	1,418,052.85	0.33
19.001% - 20.000%	252	0.82	2,792,852.64	0.64
20.001% - 21.000%	982	3.18	13,285,311.85	3.06
21.001% - 22.000%	325	1.05	3,688,288.93	0.85
22.001% - 22.933%	584	1.89	7,336,826.66	1.69

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

11

TABLE 2

DISTRIBUTION BY REMAINING TERM
OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3 - 12	567	1.84%	$1,036,778.11	0.24%
13 - 24	2,182	7.06	9,451,936.02	2.18
25 - 36	1,093	3.54	8,905,839.10	2.05
37 - 48	850	2.75	9,236,727.85	2.13
49 - 60	3,199	10.36	42,485,196.40	9.80
61 - 72	10,611	34.35	132,527,684.96	30.56
73 - 84	12,390	40.11	230,029,011.71	53.04

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL

TERM TO MATURITY OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

1 - 12	15	0.05%	$99,987.52	0.02%
13 - 24	172	0.56	1,146,078.69	0.26
25 - 36	559	1.81	4,598,177.54	1.06
37 - 48	802	2.60	8,762,587.08	2.02
49 - 60	3,522	11.40	42,496,167.70	9.8
61 - 72	12,771	41.34	140,548,990.64	32.41
73 - 84	13,051	42.25	236,021,184.98	54.42

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

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12

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

500.43	-	1,000.00	131	0.42%	$103,250.24	0.02%
1,000.01	-	2,000.00	368	1.19	555,748.51	0.13
2,000.01	-	3,000.00	605	1.96	1,520,373.50	0.35
3,000.01	-	4,000.00	727	2.35	2,554,850.96	0.59
4,000.01	-	5,000.00	950	3.08	4,308,637.94	0.99
5,000.01	-	6,000.00	930	3.01	5,107,040.48	1.18
6,000.01	-	7,000.00	1,086	3.52	7,085,392.56	1.63
7,000.01	-	8,000.00	1,355	4.39	10,190,100.80	2.35
8,000.01	-	9,000.00	1,437	4.65	12,247,536.90	2.82
9,000.01	-	10,000.00	1,582	5.12	15,044,923.50	3.47
10,000.01	-	11,000.00	1,438	4.65	15,098,699.77	3.48
11,000.01	-	12,000.00	1,342	4.34	15,440,428.79	3.56
12,000.01	-	13,000.00	1,321	4.28	16,530,013.24	3.81
13,000.01	-	14,000.00	1,427	4.62	19,279,533.16	4.45
14,000.01	-	15,000.00	1,563	5.06	22,690,332.57	5.23
15,000.01	-	16,000.00	1,784	5.77	27,688,522.93	6.38
16,000.01	-	17,000.00	1,938	6.27	32,017,769.17	7.38
17,000.01	-	18,000.00	2,062	6.67	36,087,607.07	8.32
18,000.01	-	19,000.00	1,975	6.39	36,502,297.61	8.42
19,000.01	-	20,000.00	1,719	5.56	33,505,338.59	7.73
20,000.01	-	21,000.00	1,291	4.18	26,441,787.97	6.10
21,000.01	-	22,000.00	983	3.18	21,126,996.66	4.87
22,000.01	-	23,000.00	783	2.53	17,598,387.29	4.06
23,000.01	-	24,000.00	556	1.80	13,056,109.84	3.01
24,000.01	-	25,000.00	408	1.32	9,993,642.11	2.30
25,000.01	-	26,000.00	290	0.94	7,390,725.41	1.70
26,000.01	-	27,000.00	224	0.73	5,924,925.50	1.37
27,000.01	-	28,000.00	165	0.53	4,535,956.67	1.05
28,000.01	-	29,000.00	131	0.42	3,724,844.20	0.86
29,000.01	-	30,000.00	95	0.31	2,801,720.97	0.65
30,000.01	-	31,000.00	68	0.22	2,068,947.88	0.48
31,000.01	-	32,000.00	43	0.14	1,353,532.99	0.31
32,000.01	-	33,000.00	22	0.07	713,677.01	0.16
33,000.01	-	34,000.00	26	0.08	871,489.48	0.20
34,000.01	-	35,000.00	21	0.07	723,190.99	0.17
35,000.01	-	36,000.00	12	0.04	427,440.90	0.10
36,000.01	-	37,000.00	6	0.02	218,596.27	0.05
37,000.01	-	38,000.00	4	0.01	149,781.59	0.03
38,000.01	-	39,000.00	8	0.03	308,283.13	0.07
39,000.01	-	40,000.00	2	0.01	78,814.42	0.02
40,000.01	-	41,000.00	6	0.02	242,983.33	0.06
41,000.01	-	42,000.00	4	0.01	166,387.37	0.04
42,000.01	-	52,846.76	4	0.01	196,553.88	0.05

TOTALS:			30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

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13

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)

ALABAMA	618	2.00%	$9,217,541.07	2.13%
ALASKA	93	0.30	1,376,117.38	0.32
ARIZONA	1,036	3.35	17,481,457.28	4.03
ARKANSAS	167	0.54	2,338,836.48	0.54
CALIFORNIA	3,360	10.88	47,207,123.59	10.89
COLORADO	473	1.53	6,406,815.60	1.48
CONNECTICUT	348	1.13	4,302,662.64	0.99
DELAWARE	151	0.49	2,203,686.93	0.51
DISTRICT OF COLUMBIA	11	0.04	115,562.34	0.03
FLORIDA	3,434	11.12	51,186,864.79	11.8
GEORGIA	1,238	4.01	18,806,322.76	4.34
HAWAII	186	0.60	2,848,740.01	0.66
IDAHO	130	0.42	1,871,130.60	0.43
ILLINOIS	899	2.91	12,046,464.07	2.78
INDIANA	575	1.86	7,548,701.23	1.74
IOWA	253	0.82	3,604,335.72	0.83
KANSAS	244	0.79	3,429,306.76	0.79
KENTUCKY	380	1.23	5,059,756.28	1.17
LOUISIANA	526	1.70	7,752,932.64	1.79
MAINE	55	0.18	686,008.37	0.16
MARYLAND	651	2.11	8,506,670.95	1.96
MASSACHUSETTS	231	0.75	2,505,028.25	0.58
MICHIGAN	698	2.26	9,684,802.84	2.23
MINNESOTA	361	1.17	5,141,220.00	1.19
MISSISSIPPI	187	0.61	2,753,236.05	0.63
MISSOURI	531	1.72	7,613,900.60	1.76
MONTANA	91	0.29	1,130,326.29	0.26
NEBRASKA	145	0.47	1,945,754.06	0.45
NEVADA	422	1.37	6,290,854.26	1.45
NEW HAMPSHIRE	138	0.45	1,432,889.72	0.33
NEW JERSEY	796	2.58	9,671,171.90	2.23
NEW MEXICO	380	1.23	5,205,670.17	1.20
NEW YORK	702	2.27	8,099,945.07	1.87
NORTH CAROLINA	1,363	4.41	19,113,525.82	4.41
NORTH DAKOTA	34	0.11	411,176.29	0.09
OHIO	1,038	3.36	13,214,416.58	3.05
OKLAHOMA	317	1.03	4,249,371.38	0.98
OREGON	320	1.04	4,364,693.09	1.01
PENNSYLVANIA	1,177	3.81	13,886,067.24	3.20
RHODE ISLAND	39	0.13	493,395.32	0.11
SOUTH CAROLINA	501	1.62	7,101,490.62	1.64
SOUTH DAKOTA	68	0.22	773,380.53	0.18
TENNESSEE	768	2.49	11,053,192.70	2.55
TEXAS	3,369	10.91	51,628,347.31	11.9
UTAH	100	0.32	1,376,012.87	0.32
VERMONT	20	0.06	227,955.76	0.05
VIRGINIA	924	2.99	12,388,148.79	2.86
WASHINGTON	730	2.36	10,283,205.83	2.37
WEST VIRGINIA	198	0.64	2,534,650.78	0.58
WISCONSIN	261	0.84	2,990,239.09	0.69
WYOMING	50	0.16	669,620.12	0.15
OTHER (3)	105	0.34	1,442,447.33	0.33

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Based on billing addresses of obligors as of the initial cutoff date.

(2)                                  Percentages may not add to 100.00% because of rounding.

(3)                                  Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

14

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the seller’s portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2003		2002		2001		2000		1999
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	251,613	$2,928,991.2	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5
Period of Delinquency(2)
30-59 Days	8,300	$88,290.5	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9
60-89 Days	2,800	29,770.1	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3
90 Days or more	945	9,817.6	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9
Total Delinquencies	12,045	$127,878.2	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1
Total Delinquencies as a Percent of Total Portfolio	4.79%	4.37%	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%

(1)                                  Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)                                  The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Outstanding Balance of All Contracts Serviced(1)	$2,941,573.6	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6
Contract Liquidations(2)	2.47%	2.15%	2.05%	1.75%	1.59%
Net Losses:
Dollars(3)	$28,499.1	$17,688.8	$13,905.6	$8,707.8	$5,875.0
Percentage(4)	0.97%	0.77%	0.83%	0.73%	0.64%

(1)                                  As of period end.  Includes fees and expenses and contracts already in repossession.

(2)                                  As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)                                  The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)                                  As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

15

Weighted Average Lives of the Notes

The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•                                          the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•                                          each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in February 2004;

•                                          payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of March 15, 2004);

•                                          the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•                                          the notes are purchased on an assumed closing date of February 25, 2004; and

•                                          the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

16

Initial Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$19,769,236.00	10.681%	58	31	February 2004
2	$28,590,366.28	7.890%	60	58	February 2004
3	$88,782,005.22	11.018%	72	70	February 2004
4	$154,720,595.98	9.639%	84	82	February 2004
5	$8,862,045.08	10.749%	59	31	March 2004
6	$13,894,830.12	7.853%	60	58	March 2004
7	$43,745,679.74	10.944%	72	70	March 2004
8	$75,308,415.73	9.573%	84	82	March 2004

	$433,673,174.15

Subsequent Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$12,631,475.63	10.702%	58	58	April 2004
2	$18,743,510.68	7.878%	60	60	April 2004
3	$58,468,226.33	10.993%	72	72	April 2004
4	$101,483,613.21	9.617%	84	84	April 2004

	$191,326,825.85

The hypothetical pools of the initial contracts each have an assumed cutoff date of January 31, 2004.  The hypothetical pools of the subsequent contracts each have an assumed cutoff date of March 31, 2004.  The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

17

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	98.83	98.44	98.03	97.58	97.33	97.05
04/15/04	97.09	96.13	95.12	94.02	93.40	92.71
05/15/04	94.65	92.91	91.07	89.09	88.00	86.79
06/15/04	92.21	89.70	87.07	84.23	82.68	80.97
07/15/04	89.78	86.52	83.10	79.43	77.44	75.25
08/15/04	87.35	83.36	79.18	74.71	72.28	69.63
09/15/04	84.92	80.22	75.30	70.05	67.20	64.10
10/15/04	82.50	77.10	71.47	65.46	62.21	58.68
11/15/04	80.09	74.01	67.69	60.94	57.31	53.36
12/15/04	77.67	70.95	63.94	56.50	52.49	48.14
01/15/05	75.26	67.91	60.25	52.12	47.75	43.03
02/15/05	72.86	64.89	56.60	47.82	43.11	38.03
03/15/05	70.46	61.90	53.00	43.59	38.55	33.14
04/15/05	68.07	58.93	49.45	39.44	34.09	28.68
05/15/05	65.68	55.99	45.95	35.36	29.72	24.31
06/15/05	63.29	53.07	42.50	31.36	25.44	20.01
07/15/05	60.91	50.19	39.10	27.44	21.25	15.79
08/15/05	58.53	47.33	35.75	23.59	17.27	11.64
09/15/05	56.16	44.49	32.45	19.83	13.45	7.58
10/15/05	53.80	41.69	29.20	16.15	9.70	3.59
11/15/05	51.44	38.91	26.01	12.55	6.03	0.00
12/15/05	49.08	36.16	22.87	9.03	2.42	0.00
01/15/06	46.73	33.44	19.79	5.60	0.00	0.00
02/15/06	44.39	30.75	16.76	2.34	0.00	0.00
03/15/06	42.06	28.09	13.79	0.00	0.00	0.00
04/15/06	39.72	25.46	10.87	0.00	0.00	0.00
05/15/06	37.40	22.86	8.01	0.00	0.00	0.00
06/15/06	35.08	20.30	5.21	0.00	0.00	0.00
07/15/06	32.77	17.76	2.47	0.00	0.00	0.00
08/15/06	30.47	15.26	0.00	0.00	0.00	0.00
09/15/06	28.17	12.78	0.00	0.00	0.00	0.00
10/15/06	26.03	10.45	0.00	0.00	0.00	0.00
11/15/06	23.96	8.19	0.00	0.00	0.00	0.00
12/15/06	21.89	5.96	0.00	0.00	0.00	0.00
01/15/07	19.84	3.75	0.00	0.00	0.00	0.00
02/15/07	17.79	1.58	0.00	0.00	0.00	0.00
03/15/07	15.74	0.00	0.00	0.00	0.00	0.00
04/15/07	13.71	0.00	0.00	0.00	0.00	0.00
05/15/07	11.68	0.00	0.00	0.00	0.00	0.00
06/15/07	9.65	0.00	0.00	0.00	0.00	0.00
07/15/07	7.64	0.00	0.00	0.00	0.00	0.00
08/15/07	5.63	0.00	0.00	0.00	0.00	0.00
09/15/07	3.63	0.00	0.00	0.00	0.00	0.00
10/15/07	1.63	0.00	0.00	0.00	0.00	0.00
11/15/07	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	1.84	1.48	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.84	1.48	1.21	1.00	0.92	0.85

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

18

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	100.00	100.00	100.00	100.00	100.00	100.00
04/15/04	100.00	100.00	100.00	100.00	100.00	100.00
05/15/04	100.00	100.00	100.00	100.00	100.00	100.00
06/15/04	100.00	100.00	100.00	100.00	100.00	100.00
07/15/04	100.00	100.00	100.00	100.00	100.00	100.00
08/15/04	100.00	100.00	100.00	100.00	100.00	100.00
09/15/04	100.00	100.00	100.00	100.00	100.00	100.00
10/15/04	100.00	100.00	100.00	100.00	100.00	100.00
11/15/04	100.00	100.00	100.00	100.00	100.00	100.00
12/15/04	100.00	100.00	100.00	100.00	100.00	100.00
01/15/05	100.00	100.00	100.00	100.00	100.00	100.00
02/15/05	100.00	100.00	100.00	100.00	100.00	100.00
03/15/05	100.00	100.00	100.00	100.00	100.00	100.00
04/15/05	100.00	100.00	100.00	100.00	100.00	100.00
05/15/05	100.00	100.00	100.00	100.00	100.00	100.00
06/15/05	100.00	100.00	100.00	100.00	100.00	100.00
07/15/05	100.00	100.00	100.00	100.00	100.00	100.00
08/15/05	100.00	100.00	100.00	100.00	100.00	100.00
09/15/05	100.00	100.00	100.00	100.00	100.00	100.00
10/15/05	100.00	100.00	100.00	100.00	100.00	100.00
11/15/05	100.00	100.00	100.00	100.00	100.00	99.44
12/15/05	100.00	100.00	100.00	100.00	100.00	92.69
01/15/06	100.00	100.00	100.00	100.00	98.03	86.09
02/15/06	100.00	100.00	100.00	100.00	91.93	79.64
03/15/06	100.00	100.00	100.00	98.48	85.96	73.34
04/15/06	100.00	100.00	100.00	92.95	80.12	67.18
05/15/06	100.00	100.00	100.00	87.54	74.41	61.19
06/15/06	100.00	100.00	100.00	82.24	68.84	55.35
07/15/06	100.00	100.00	100.00	77.07	63.42	49.66
08/15/06	100.00	100.00	99.63	72.01	58.13	44.14
09/15/06	100.00	100.00	95.01	67.08	52.98	38.78
10/15/06	100.00	100.00	90.56	62.28	47.98	33.58
11/15/06	100.00	100.00	86.23	57.60	43.12	28.54
12/15/06	100.00	100.00	81.98	53.04	38.42	0.00
01/15/07	100.00	100.00	77.83	48.62	33.86	0.00
02/15/07	100.00	100.00	73.76	44.33	29.45	0.00
03/15/07	100.00	98.99	69.79	40.17	0.00	0.00
04/15/07	100.00	95.26	65.91	36.14	0.00	0.00
05/15/07	100.00	91.57	62.13	32.26	0.00	0.00
06/15/07	100.00	87.94	58.44	28.50	0.00	0.00
07/15/07	100.00	84.37	54.84	0.00	0.00	0.00
08/15/07	100.00	80.84	51.34	0.00	0.00	0.00
09/15/07	100.00	77.38	47.95	0.00	0.00	0.00
10/15/07	100.00	73.97	44.65	0.00	0.00	0.00
11/15/07	99.37	70.61	41.45	0.00	0.00	0.00
12/15/07	95.88	67.32	38.36	0.00	0.00	0.00
01/15/08	92.40	64.08	35.37	0.00	0.00	0.00
02/15/08	88.93	60.91	32.49	0.00	0.00	0.00
03/15/08	85.48	57.79	29.71	0.00	0.00	0.00
04/15/08	82.05	54.73	0.00	0.00	0.00	0.00
05/15/08	78.62	51.74	0.00	0.00	0.00	0.00
06/15/08	75.22	48.81	0.00	0.00	0.00	0.00
07/15/08	71.83	45.94	0.00	0.00	0.00	0.00
08/15/08	68.45	43.14	0.00	0.00	0.00	0.00
09/15/08	65.09	40.40	0.00	0.00	0.00	0.00
10/15/08	61.75	37.73	0.00	0.00	0.00	0.00
11/15/08	58.42	35.12	0.00	0.00	0.00	0.00
12/15/08	55.11	32.59	0.00	0.00	0.00	0.00
01/15/09	52.00	30.22	0.00	0.00	0.00	0.00
02/15/09	49.00	27.98	0.00	0.00	0.00	0.00
03/15/09	46.10	0.00	0.00	0.00	0.00	0.00
04/15/09	43.22	0.00	0.00	0.00	0.00	0.00
05/15/09	40.47	0.00	0.00	0.00	0.00	0.00
06/15/09	37.73	0.00	0.00	0.00	0.00	0.00
07/15/09	35.01	0.00	0.00	0.00	0.00	0.00
08/15/09	32.31	0.00	0.00	0.00	0.00	0.00
09/15/09	29.62	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	4.93	4.27	3.50	2.87	2.61	2.40
Weighted Average Life to Maturity (years)(1)(2)	5.09	4.46	3.66	2.97	2.70	2.46

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

19

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	99.25	99.00	98.74	98.45	98.29	98.11
04/15/04	98.14	97.53	96.89	96.18	95.79	95.34
05/15/04	96.58	95.47	94.30	93.04	92.34	91.57
06/15/04	95.03	93.43	91.74	89.93	88.94	87.85
07/15/04	93.47	91.39	89.21	86.87	85.60	84.20
08/15/04	91.92	89.38	86.71	83.86	82.31	80.61
09/15/04	90.38	87.37	84.24	80.88	79.07	77.09
10/15/04	88.83	85.39	81.79	77.95	75.88	73.62
11/15/04	87.29	83.41	79.37	75.07	72.75	70.23
12/15/04	85.75	81.46	76.99	72.23	69.67	66.90
01/15/05	84.21	79.51	74.63	69.44	66.65	63.64
02/15/05	82.68	77.59	72.30	66.69	63.69	60.44
03/15/05	81.14	75.68	70.00	63.99	60.78	57.32
04/15/05	79.62	73.78	67.73	61.34	57.93	54.48
05/15/05	78.09	71.91	65.50	58.74	55.14	51.69
06/15/05	76.57	70.05	63.30	56.19	52.41	48.94
07/15/05	75.05	68.20	61.12	53.68	49.73	46.25
08/15/05	73.53	66.38	58.99	51.23	47.19	43.60
09/15/05	72.02	64.57	56.88	48.83	44.76	41.00
10/15/05	70.51	62.78	54.81	46.48	42.36	38.46
11/15/05	69.00	61.01	52.77	44.18	40.01	35.97
12/15/05	67.50	59.25	50.77	41.94	37.71	33.53
01/15/06	66.00	57.52	48.80	39.74	35.46	31.14
02/15/06	64.50	55.80	46.87	37.66	33.25	28.80
03/15/06	63.01	54.10	44.97	35.62	31.09	26.52
04/15/06	61.53	52.42	43.11	33.62	28.98	24.30
05/15/06	60.04	50.76	41.28	31.66	26.91	22.13
06/15/06	58.56	49.12	39.50	29.75	24.90	20.02
07/15/06	57.09	47.50	37.75	27.87	22.94	17.96
08/15/06	55.61	45.91	36.04	26.05	21.02	15.96
09/15/06	54.15	44.33	34.36	24.26	19.16	14.02
10/15/06	52.78	42.84	32.75	22.52	17.35	12.14
11/15/06	51.46	41.40	31.19	20.83	15.60	10.32
12/15/06	50.14	39.97	29.65	19.19	13.89	0.00
01/15/07	48.83	38.56	28.15	17.59	12.25	0.00
02/15/07	47.52	37.17	26.68	16.03	10.65	0.00
03/15/07	46.22	35.80	25.24	14.53	0.00	0.00
04/15/07	44.92	34.45	23.84	13.07	0.00	0.00
05/15/07	43.62	33.12	22.47	11.67	0.00	0.00
06/15/07	42.33	31.81	21.14	10.31	0.00	0.00
07/15/07	41.04	30.51	19.84	0.00	0.00	0.00
08/15/07	39.76	29.24	18.57	0.00	0.00	0.00
09/15/07	38.48	27.99	17.34	0.00	0.00	0.00
10/15/07	37.21	26.75	16.15	0.00	0.00	0.00
11/15/07	35.94	25.54	14.99	0.00	0.00	0.00
12/15/07	34.68	24.35	13.87	0.00	0.00	0.00
01/15/08	33.42	23.18	12.79	0.00	0.00	0.00
02/15/08	32.17	22.03	11.75	0.00	0.00	0.00
03/15/08	30.92	20.90	10.75	0.00	0.00	0.00
04/15/08	29.67	19.80	0.00	0.00	0.00	0.00
05/15/08	28.44	18.71	0.00	0.00	0.00	0.00
06/15/08	27.20	17.65	0.00	0.00	0.00	0.00
07/15/08	25.98	16.62	0.00	0.00	0.00	0.00
08/15/08	24.76	15.60	0.00	0.00	0.00	0.00
09/15/08	23.54	14.61	0.00	0.00	0.00	0.00
10/15/08	22.33	13.65	0.00	0.00	0.00	0.00
11/15/08	21.13	12.70	0.00	0.00	0.00	0.00
12/15/08	19.93	11.79	0.00	0.00	0.00	0.00
01/15/09	18.81	10.93	0.00	0.00	0.00	0.00
02/15/09	17.72	10.12	0.00	0.00	0.00	0.00
03/15/09	16.67	0.00	0.00	0.00	0.00	0.00
04/15/09	15.63	0.00	0.00	0.00	0.00	0.00
05/15/09	14.64	0.00	0.00	0.00	0.00	0.00
06/15/09	13.65	0.00	0.00	0.00	0.00	0.00
07/15/09	12.66	0.00	0.00	0.00	0.00	0.00
08/15/09	11.69	0.00	0.00	0.00	0.00	0.00
09/15/09	10.71	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	2.96	2.49	2.04	1.68	1.53	1.41
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.56	2.10	1.71	1.56	1.43

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your BNP Paribas Sales Representative immediately.

20

Computational Materials

Harley-Davidson Motorcycle Trust 2004-1

Issuer

Subject to Revision

Term Sheet dated February 17, 2004

$379,000,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1

$214,750,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2

$31,250,000 [    ]% Harley-Davidson Motorcycle Contract Backed Notes, Class B

Harley-Davidson Customer Funding Corp.

Trust Depositor

Harley-Davidson Credit Corp.

Seller and Servicer

The information contained in the attached materials is referred to as the “Information”.

The attached Term Sheet has been prepared by Harley-Davidson Credit Corp. (“Harley Credit”) and relates to Harley-Davidson Motorcycle Trust 2004-1.  Neither Citigroup Global Markets Inc. (“Citigroup”) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the notes.

The Information addresses only certain aspects of the applicable note’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Citigroup is not acting as your advisor or agent.  Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup’s disclaimers as to these matters.

Although a registration statement (including the prospectus) relating to the notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the notes discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the notes discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Citigroup Syndicate Desk at (212) 723-6171.

Harley-Davidson Motorcycle Trust 2004-1

Harley-Davidson Credit Corp., Seller and Servicer

Harley-Davidson Customer Funding Corp., Trust Depositor

Subject to Revision

Term Sheet dated February 17, 2004

Trust	Harley-Davidson Motorcycle Trust 2004-1 (the “Trust”).

Trust Depositor	Harley-Davidson Customer Funding Corp., a wholly owned, limited-purpose subsidiary of Harley-Davidson Credit Corp. (the “Trust Depositor”).

Seller and Servicer or Seller/Servicer	Harley-Davidson Credit Corp. (“Harley Credit” or the “Seller” or, in its capacity as Servicer, the “Servicer”), a 100% owned subsidiary of Harley-Davidson Financial Services, Inc.

Owner Trustee	Wilmington Trust Company, a Delaware banking corporation (in such capacity, the “Owner Trustee”).

Indenture Trustee	BNY Midwest Trust Company, an Illinois trust company (in such capacity, the “Indenture Trustee”). The Indenture Trustee will also act as Paying Agent under the Indenture and the Trust Agreement.

Closing Date	On or about February 25, 2004.

Terms of the Notes	The principal terms of the notes will be as described below:

	Class	Aggregate Principal Amount	Interest Rate
	Class A-1 notes		$379,000,000%
	Class A-2 notes		$214,750,000%
	Class B notes		$31,250,000%

The notes represent indebtedness of the trust secured by the assets of the trust.

Each class of notes will be issued in minimum denominations of $1,000 and will be available in book-entry form only.

Payment Dates	The trust will pay interest and principal on the notes on the 15th day of each month or if that day is not a business day, the next business day. The first payment date is March 15, 2004.

Record Dates	The day immediately preceding the payment date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Interest	Interest Periods:

Interest on the notes will accrue in the following manner:

	From (including)	To (excluding)	Day Count Convention
	15th day of prior month	15th day of current month	30/360

The first interest period will begin on and include the closing date and end on and exclude March 15, 2004.

Payment of Interest:

On each payment date the trust will pay interest on the notes which will be made from available collections and other amounts.

Interest payments on the Class A-1 notes and Class A-2 notes will have the same priority.  Interest payments on the Class B notes will be subordinated to interest payments on the Class A notes.  The trust will make interest payments on the Class B notes after paying interest on the Class A-1 notes and Class A-2 notes.

Principal	On each payment date, the trust will pay principal on the notes which will be made from available collections and other amounts.

Principal payments on the Class A notes will be senior in priority to principal payments on the Class B notes.  Principal payments on each payment date will generally be allocated 95.00% to the Class A notes and 5.00% to the Class B notes.  However, any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on the Class B notes (up to the full amount of the payment) before the principal payment on the Class A notes will be reduced.  Principal payments on the Class A notes will be paid sequentially, so that no principal will be paid on the Class A-2 notes until the Class A-1 notes have been paid in full.

Final Scheduled Payment Dates	The final scheduled payment dates of the notes are as follows:

	Class	Final Scheduled Payment Date
	Class A-1 notes	October 2008	Payment Date
	Class A-2 notes	November 2011	Payment Date
	Class B notes	November 2011	Payment Date

If the notes have not already been paid in full prior to their respective final scheduled payment dates, the trust will be obligated to pay the outstanding principal amount of the notes in full on such dates.  Certain circumstances could cause principal to be paid earlier or later, or in reduced amounts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Optional Redemption

The seller has the option to purchase all of the contracts on any payment date on which the aggregate outstanding principal balance of the contracts owned by the trust declines to less than 10% of the sum of:

• the aggregate outstanding principal balance of the contracts owned by the trust as of the initial cutoff date; and
• the initial amount on deposit in the pre-funding account.

If the seller exercises this option, the notes will be redeemed at a price equal to the unpaid principal amount of the notes plus accrued interest thereon.

Mandatory Redemption

The notes will be prepaid in part, without premium, on the payment date on or immediately following the last day of the funding period (generally the ninety-day period following the closing date) in the event that any amount remains on deposit in the pre-funding account.  The aggregate principal amount of notes to be prepaid will be an amount equal to the amount then on deposit in the pre-funding account allocated pro rata among the notes; provided that if the amount remaining on deposit in the pre-funding account is less than $150,000, such amount will be allocated solely to the Class A-1 noteholders.

The Contracts and Other Assets of the Trust

The property of the trust will be a pool of fixed-rate, simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc., Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank, a wholly-owned subsidiary of Harley-Davidson Credit Corp. and, to a limited extent, through Harley-Davidson motorcycle dealers.  Included in the trust’s assets are security interests in the Harley-Davidson, Buell and other motorcycles securing the contracts and proceeds, if any, from certain insurance policies with respect to such motorcycles.

The Contracts

The trust’s main source of funds for making payments on the notes will be collections on the contracts.  The contracts transferred to the trust will be selected from contracts in the seller’s portfolio based on the criteria specified in the transfer and sale agreement.  The contracts arise and will arise from loans to obligors located in the 50 states of the United States, the District of Columbia, the U.S. Territories and military bases.

On the closing date, pursuant to the sale and servicing agreement, the trust depositor will transfer, and the trust will acquire, initial contracts with the characteristics set forth below as of the close of business on February 10, 2004, the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Following the closing date, pursuant to the sale and servicing agreement, the trust depositor will be obligated, subject only to the availability thereof, to transfer, and the trust will be obligated to acquire, subject to the satisfaction of certain conditions set forth therein, subsequent contracts.  Following the transfer of subsequent contracts to the trust, the aggregate characteristics of the entire pool of contracts may vary from those of the initial contracts as to the characteristics set forth below.

The last scheduled payment on the initial contract with the latest maturity will occur in February 2011.

No contract (including any subsequent contract sold to the trust after the closing date) will have a scheduled maturity later than May 2011.  However, an obligor can generally prepay its contract at any time without penalty.

	COMPOSITION OF THE INITIAL CONTRACTS (AS OF THE INITIAL CUTOFF DATE)

	Aggregate Principal Balance	$433,673,174.15
	Number of Contracts	30,892
	Average Principal Balance	$14,038.37
	Weighted Average Contract Rate	9.94%
	(Range)	3.98% to 22.93%
	Weighted Average Original Term (in months)	76.30
	(Range)	12 to 84
	Weighted Average Remaining Term (in months)	72.37
	(Range)	3 to 84

	GEOGRAPHIC CONCENTRATION (AS OF THE INITIAL CUTOFF DATE)

	State	Principal Balance Concentration
	Texas	11.90%
	Florida	11.80%
	California	10.89%

	No other state represented more than 5.00% of the aggregate principal balance of the contracts as of the initial cutoff date.

Reserve Fund

On the closing date, the trust depositor will establish a trust account in the name of the indenture trustee which we refer to as the “reserve fund.”  The reserve fund provides you with limited protection in the event collections from obligors on the contracts are insufficient to make payments on the notes.  We cannot assure you, however, that this protection will be adequate to prevent shortfalls in amounts available to make payments on the notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

The initial balance of the reserve fund will be $4,336,731.74 (1.00% of the aggregate principal balance of the contracts as of the initial cutoff date).  On any date on which subsequent contracts are transferred to the trust, an additional amount equal to 1.00% of the aggregate principal balance of those subsequent contracts will be deposited into the reserve fund.  The amount required to be on deposit in the reserve fund on each payment date will equal the greater of (a) 2.00% of the aggregate principal balance of the contracts in the trust as of the last day of the immediately preceding calendar month (6.00% in the event a trigger event occurs) and (b) 1.00% of the initial aggregate principal amount of the notes.  In no event shall the amount required to be on deposit in the reserve fund exceed the aggregate outstanding principal balance of the notes.

If the amount on deposit in the reserve fund on any payment date is less than the required amount, the trust will use the funds available to it after payment of the servicing fee and the fee payable to the indenture trustee, reimbursement of servicer advances and payment of interest and principal on the notes to make a deposit into the reserve fund.  Amounts on deposit in the reserve fund on any payment date in excess of the required amount will be paid to the trust depositor.

If on any payment date the funds available to the trust to pay principal and interest on the notes are insufficient to make payments on the notes, the trust will use funds in the reserve fund to cover any shortfalls.

If on the final scheduled payment date of any class of notes, the principal balance of that class has not been paid in full, the trust will use funds in the reserve fund to pay those notes in full.

Pre-Funding Account

On the closing date, the trust depositor will fund an account called the pre-funding account by depositing $191,326,825.85 which will secure the trust depositor’s obligations to purchase subsequent contracts from the seller and transfer those contracts to the trust.  The amount in the pre-funding account will be reduced by the amount used to purchase subsequent contracts from the seller.  The trust depositor expects that the pre-funded amount will be reduced to less than $150,000 by the payment date occurring in May 2004.  Any amount remaining in the pre-funding account at the end of the funding period will be paid to the noteholders as described above in “Terms of the Notes—Mandatory Redemption.”

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Interest Reserve Account

On the closing date, the trust depositor will fund an account called the interest reserve account which will provide additional funds to account for the fact that the monthly investment earnings on amounts in the pre-funding account (until such amounts have been used to purchase subsequent contracts) are expected to be less than the weighted average of the interest payments on the notes, as well as the amount necessary to pay the indenture trustee’s fees.  In addition to the initial deposit, all investment earnings with respect to the pre-funding account will be deposited into the interest reserve account.

The interest reserve account is not designed to provide any protection against losses on the contracts in the trust.  After the funding period, money remaining in the interest reserve account will be paid to the trust depositor.

Ratings	On the closing date, the notes must have received ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, and/or Moody’s Investors Service, Inc. as set forth below:

		Standard & Poor’s	Moody’s

	Class A-1	AAA	Aaa
	Class A-2	AAA	Aaa
	Class B	A	A2

A rating is not a recommendation to buy, sell or hold securities. There can be no assurance that the ratings will not be lowered or withdrawn at any time by either of the rating agencies.

Servicer Advances

The servicer is obligated to advance each month an amount equal to accrued and unpaid interest on each contract which was 30 days or greater delinquent with respect to the related due period, but only to the extent that the servicer believes that the amount of such advance will be recoverable from collections on such contract.  The servicer will be entitled to reimbursement of its outstanding advances on any payment date by means of a first priority withdrawal of certain funds then held in the collection account.

Mandatory Reacquisition by the Trust Depositor

Under the sale and servicing agreement, the trust depositor has agreed, in the event of a breach of certain representations and warranties made by it which materially and adversely affects the trust’s interest in any contract and which has not been cured, to reacquire such contract within two business days prior to the first determination date after the servicer, the trustee, the indenture trustee or the trust depositor becomes aware of such breach.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Servicing Fees

The servicer will be entitled to receive a monthly servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the contracts as of the first day of the prior calendar month (or with respect to the first payment date, the aggregate principal balance of the contracts as of the initial cutoff date).  The servicer will also be entitled to receive any extension fees or late payment penalty fees paid by obligors.  The servicing fees will be paid to the servicer prior to any payments to the noteholders.

Priority of Payments	Prior to Acceleration of the Notes:

On each payment date prior to the acceleration of the notes, the trust will apply collections on the contracts received during the prior calendar month, servicer advances and, with respect to payments of principal and interest on the notes, funds transferred from the reserve fund to make the following payments in the following order of priority:

• to the noteholders, the amount of any mandatory redemption;

• reimbursement of servicer advances;

• servicing fee;

• indenture trustee’s fee;

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes and the Class B notes, in the priority set forth in “Terms of the Notes—Principal” above;

• to the reserve fund, the amount, if any, needed to fund the reserve fund to the required amount; and

• any remaining amounts to the trust depositor as certificateholder under the trust agreement.

After Acceleration of the Notes:

After an event of default due to a breach of a material covenant or agreement by the trust and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• interest on the Class B notes;

• principal on the Class A notes, pro rata, until paid in full; and

• principal on the Class B notes, until paid in full.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

After an event of default due to a payment default or certain insolvency events and acceleration of the notes, all distributions available to the noteholders will be made in the following priority:

• interest on the Class A notes, pro rata;

• principal on the Class A notes, pro rata, until paid in full;

• interest on the Class B notes; and

• principal on the Class B notes, until paid in full.

Credit Enhancement	The credit enhancement for the notes is as follows:

	Class A notes:	• subordination of the Class B notes • reserve fund • excess spread

	Class B notes:	• reserve fund • excess spread

Material Federal Income Tax Consequences

Winston & Strawn LLP, as federal tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation.  The purpose of obtaining the opinion of tax counsel is to provide investors with greater assurance regarding the character of the notes for federal income tax purposes and that the issuer of the notes will not be subject to federal income tax at the entity level.  However, an opinion of tax counsel is not binding on the Internal Revenue Service and there is no assurance that the Internal Revenue Service will not disagree with the opinion of tax counsel.  By purchasing a note, you will agree to treat your note as debt for federal, state and local income tax purposes.  As a result, payments received by you will generally be treated as either interest or principal and you will not be considered an owner of an equity interest in the trust.

ERISA Considerations

The notes are generally eligible for purchase by employee benefit plans and individual retirement accounts and similar arrangements, and by persons investing on behalf of or with plan assets of such plans, accounts and arrangements, subject to certain considerations and exceptions.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

THE CONTRACTS

The contracts are (or will be, in the case of subsequent contracts) fixed-rate simple interest conditional sales contracts and promissory notes and security agreements relating to motorcycles manufactured by Harley-Davidson, Inc. or Buell Motorcycle Company, a wholly-owned subsidiary of Harley-Davidson, Inc., and certain other manufacturers.  The contracts were originated indirectly by the seller primarily through Eaglemark Savings Bank and, to a limited extent, through Harley-Davidson motorcycle dealers and acquired by the trust depositor in the ordinary course of the trust depositor’s business.  Each contract has (or will have) a fixed contractual rate and provides for, if timely made, payments of principal and interest which fully amortize the loan on a simple interest basis over its term.  The contracts have or will have the following characteristics:

•                  the last scheduled payment of each initial contract is due no later than February 2011, and with respect to the contracts as a whole (including any subsequent contracts conveyed to the trust after the closing date), the last scheduled payment will be due no later than May 2011;

•                  the first scheduled payment date of contracts representing approximately 94.86% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than February 2004 and the first scheduled payment date of remaining contracts representing approximately 5.14% of the aggregate principal balance of the initial contracts as of the initial cutoff date is due no later than August 2004;

•                  approximately 77.29% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles which were new and approximately 22.71% is attributable to loans to purchase motorcycles which were used at the time the related contract was originated;

•                  approximately 99.97% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles manufactured by Harley-Davidson or Buell and approximately 0.03% of the principal balance of the initial contracts as of the initial cutoff date is attributable to loans to purchase motorcycles not manufactured by Harley-Davidson or Buell;

•                  all initial contracts have a contractual rate of interest of at least 3.98% per annum and not more than 22.93% per annum and the weighted average contractual rate of interest of the initial contracts as of the initial cutoff date is approximately 9.94% per annum (see Table 1 below);

•                  the initial contracts have remaining maturities as of the initial cutoff date of at least 3 months but not more than 84 months and original maturities of at least 12 months but not more than 84 months;

•                  the initial contracts have a weighted average term to scheduled maturity as of the initial cutoff date of approximately 72.37 months, and a weighted average term to scheduled maturity, as of origination, of approximately 76.30 months (see Tables 2 and 3 below);

•                  the average principal balance per initial contract as of the initial cutoff date was approximately $14,038.37 and the principal balances on the initial contracts as of the initial cutoff date ranged from $500.43 to $52,846.76 (see Table 4 below);

•                  the contracts arise (or will arise) from loans to obligors located in 50 states, the District of Columbia, the U.S. Territories and military bases and with respect to the initial contracts, constitute the following approximate amounts expressed as a percentage of the aggregate principal balance of the initial contracts as of the initial cutoff date: 11.90% in Texas, 11.80% in Florida and 10.89% in California (see Table 5 below).  No other geographic location represented more than 5.00% of the aggregate principal balance of the initial contracts.

Except for certain criteria specified in the preceding paragraph, there will be no required characteristics of the subsequent contracts.  Therefore, following the transfer of the subsequent contracts to the trust, the aggregate characteristics of the entire pool of the contracts, including the composition of the contracts, the distribution by weighted average contract rate of the contracts, the distribution by remaining term of the contracts, the distribution by original term to maturity of the contracts, the distribution by current balance of the contracts, and the geographic distribution of the contracts, described in the following tables, may vary from those of the initial contracts as of the initial cutoff date.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

TABLE 1

DISTRIBUTION BY CONTRACT RATE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

RATE	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3.984% - 4.000%	70	0.23%	$453,092.14	0.10%
4.001% - 5.000%	528	1.71	8,083,874.63	1.86
5.001% - 6.000%	1,403	4.54	24,329,381.30	5.61
6.001% - 7.000%	3,546	11.48	56,734,941.90	13.08
7.001% - 8.000%	3,816	12.35	59,804,013.55	13.79
8.001% - 9.000%	4,705	15.23	72,000,647.22	16.60
9.001% - 10.000%	4,033	13.06	60,132,908.51	13.87
10.001% - 11.000%	2,690	8.71	36,663,935.33	8.45
11.001% - 12.000%	2,226	7.21	27,392,422.88	6.32
12.001% - 13.000%	2,133	6.90	22,873,900.79	5.27
13.001% - 14.000%	1,827	5.91	19,131,856.16	4.41
14.001% - 15.000%	979	3.17	11,155,082.28	2.57
15.001% - 16.000%	406	1.31	4,515,833.07	1.04
16.001% - 17.000%	151	0.49	1,292,101.05	0.30
17.001% - 18.000%	121	0.39	587,850.41	0.14
18.001% - 19.000%	115	0.37	1,418,052.85	0.33
19.001% - 20.000%	252	0.82	2,792,852.64	0.64
20.001% - 21.000%	982	3.18	13,285,311.85	3.06
21.001% - 22.000%	325	1.05	3,688,288.93	0.85
22.001% - 22.933%	584	1.89	7,336,826.66	1.69

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

TABLE 2

DISTRIBUTION BY REMAINING TERM
OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

REMAINING TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

3 - 12	567	1.84%	$1,036,778.11	0.24%
13 - 24	2,182	7.06	9,451,936.02	2.18
25 - 36	1,093	3.54	8,905,839.10	2.05
37 - 48	850	2.75	9,236,727.85	2.13
49 - 60	3,199	10.36	42,485,196.40	9.80
61 - 72	10,611	34.35	132,527,684.96	30.56
73 - 84	12,390	40.11	230,029,011.71	53.04

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

TABLE 3

DISTRIBUTION BY ORIGINAL

TERM TO MATURITY OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

ORIGINAL TERM (MONTHS)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

1 - 12	15	0.05%	$99,987.52	0.02%
13 - 24	172	0.56	1,146,078.69	0.26
25 - 36	559	1.81	4,598,177.54	1.06
37 - 48	802	2.6	8,762,587.08	2.02
49 - 60	3,522	11.4	42,496,167.70	9.8
61 - 72	12,771	41.34	140,548,990.64	32.41
73 - 84	13,051	42.25	236,021,184.98	54.42

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

TABLE 4

DISTRIBUTION BY CURRENT BALANCE OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

CURRENT BALANCE			NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (1)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (1)

500.43	-	1,000.00	131	0.42%	$103,250.24	0.02%
1,000.01	-	2,000.00	368	1.19	555,748.51	0.13
2,000.01	-	3,000.00	605	1.96	1,520,373.50	0.35
3,000.01	-	4,000.00	727	2.35	2,554,850.96	0.59
4,000.01	-	5,000.00	950	3.08	4,308,637.94	0.99
5,000.01	-	6,000.00	930	3.01	5,107,040.48	1.18
6,000.01	-	7,000.00	1,086	3.52	7,085,392.56	1.63
7,000.01	-	8,000.00	1,355	4.39	10,190,100.80	2.35
8,000.01	-	9,000.00	1,437	4.65	12,247,536.90	2.82
9,000.01	-	10,000.00	1,582	5.12	15,044,923.50	3.47
10,000.01	-	11,000.00	1,438	4.65	15,098,699.77	3.48
11,000.01	-	12,000.00	1,342	4.34	15,440,428.79	3.56
12,000.01	-	13,000.00	1,321	4.28	16,530,013.24	3.81
13,000.01	-	14,000.00	1,427	4.62	19,279,533.16	4.45
14,000.01	-	15,000.00	1,563	5.06	22,690,332.57	5.23
15,000.01	-	16,000.00	1,784	5.77	27,688,522.93	6.38
16,000.01	-	17,000.00	1,938	6.27	32,017,769.17	7.38
17,000.01	-	18,000.00	2,062	6.67	36,087,607.07	8.32
18,000.01	-	19,000.00	1,975	6.39	36,502,297.61	8.42
19,000.01	-	20,000.00	1,719	5.56	33,505,338.59	7.73
20,000.01	-	21,000.00	1,291	4.18	26,441,787.97	6.10
21,000.01	-	22,000.00	983	3.18	21,126,996.66	4.87
22,000.01	-	23,000.00	783	2.53	17,598,387.29	4.06
23,000.01	-	24,000.00	556	1.80	13,056,109.84	3.01
24,000.01	-	25,000.00	408	1.32	9,993,642.11	2.30
25,000.01	-	26,000.00	290	0.94	7,390,725.41	1.70
26,000.01	-	27,000.00	224	0.73	5,924,925.50	1.37
27,000.01	-	28,000.00	165	0.53	4,535,956.67	1.05
28,000.01	-	29,000.00	131	0.42	3,724,844.20	0.86
29,000.01	-	30,000.00	95	0.31	2,801,720.97	0.65
30,000.01	-	31,000.00	68	0.22	2,068,947.88	0.48
31,000.01	-	32,000.00	43	0.14	1,353,532.99	0.31
32,000.01	-	33,000.00	22	0.07	713,677.01	0.16
33,000.01	-	34,000.00	26	0.08	871,489.48	0.20
34,000.01	-	35,000.00	21	0.07	723,190.99	0.17
35,000.01	-	36,000.00	12	0.04	427,440.90	0.10
36,000.01	-	37,000.00	6	0.02	218,596.27	0.05
37,000.01	-	38,000.00	4	0.01	149,781.59	0.03
38,000.01	-	39,000.00	8	0.03	308,283.13	0.07
39,000.01	-	40,000.00	2	0.01	78,814.42	0.02
40,000.01	-	41,000.00	6	0.02	242,983.33	0.06
41,000.01	-	42,000.00	4	0.01	166,387.37	0.04
42,000.01	-	52,846.76	4	0.01	196,553.88	0.05

TOTALS:			30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Percentages may not add to 100.00% because of rounding.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

TABLE 5

GEOGRAPHIC DISTRIBUTION OF THE INITIAL CONTRACTS

(AS OF THE INITIAL CUTOFF DATE)

STATE (1)	NUMBER OF CONTRACTS	PERCENT OF NUMBER OF CONTRACTS (2)	TOTAL OUTSTANDING PRINCIPAL BALANCE	PERCENT OF POOL BALANCE (2)

ALABAMA	618	2.00%	$9,217,541.07	2.13%
ALASKA	93	0.30	1,376,117.38	0.32
ARIZONA	1,036	3.35	17,481,457.28	4.03
ARKANSAS	167	0.54	2,338,836.48	0.54
CALIFORNIA	3,360	10.88	47,207,123.59	10.89
COLORADO	473	1.53	6,406,815.60	1.48
CONNECTICUT	348	1.13	4,302,662.64	0.99
DELAWARE	151	0.49	2,203,686.93	0.51
DISTRICT OF COLUMBIA	11	0.04	115,562.34	0.03
FLORIDA	3,434	11.12	51,186,864.79	11.8
GEORGIA	1,238	4.01	18,806,322.76	4.34
HAWAII	186	0.60	2,848,740.01	0.66
IDAHO	130	0.42	1,871,130.60	0.43
ILLINOIS	899	2.91	12,046,464.07	2.78
INDIANA	575	1.86	7,548,701.23	1.74
IOWA	253	0.82	3,604,335.72	0.83
KANSAS	244	0.79	3,429,306.76	0.79
KENTUCKY	380	1.23	5,059,756.28	1.17
LOUISIANA	526	1.70	7,752,932.64	1.79
MAINE	55	0.18	686,008.37	0.16
MARYLAND	651	2.11	8,506,670.95	1.96
MASSACHUSETTS	231	0.75	2,505,028.25	0.58
MICHIGAN	698	2.26	9,684,802.84	2.23
MINNESOTA	361	1.17	5,141,220.00	1.19
MISSISSIPPI	187	0.61	2,753,236.05	0.63
MISSOURI	531	1.72	7,613,900.60	1.76
MONTANA	91	0.29	1,130,326.29	0.26
NEBRASKA	145	0.47	1,945,754.06	0.45
NEVADA	422	1.37	6,290,854.26	1.45
NEW HAMPSHIRE	138	0.45	1,432,889.72	0.33
NEW JERSEY	796	2.58	9,671,171.90	2.23
NEW MEXICO	380	1.23	5,205,670.17	1.20
NEW YORK	702	2.27	8,099,945.07	1.87
NORTH CAROLINA	1,363	4.41	19,113,525.82	4.41
NORTH DAKOTA	34	0.11	411,176.29	0.09
OHIO	1,038	3.36	13,214,416.58	3.05
OKLAHOMA	317	1.03	4,249,371.38	0.98
OREGON	320	1.04	4,364,693.09	1.01
PENNSYLVANIA	1,177	3.81	13,886,067.24	3.20
RHODE ISLAND	39	0.13	493,395.32	0.11
SOUTH CAROLINA	501	1.62	7,101,490.62	1.64
SOUTH DAKOTA	68	0.22	773,380.53	0.18
TENNESSEE	768	2.49	11,053,192.70	2.55
TEXAS	3,369	10.91	51,628,347.31	11.9
UTAH	100	0.32	1,376,012.87	0.32
VERMONT	20	0.06	227,955.76	0.05
VIRGINIA	924	2.99	12,388,148.79	2.86
WASHINGTON	730	2.36	10,283,205.83	2.37
WEST VIRGINIA	198	0.64	2,534,650.78	0.58
WISCONSIN	261	0.84	2,990,239.09	0.69
WYOMING	50	0.16	669,620.12	0.15
OTHER (3)	105	0.34	1,442,447.33	0.33

TOTALS:	30,892	100.00%	$433,673,174.15	100.00%

(1)                                  Based on billing addresses of obligors as of the initial cutoff date.

(2)                                  Percentages may not add to 100.00% because of rounding.

(3)                                  Includes U.S. Territories and military bases.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Delinquency, Loan Loss and Repossession Information

The following tables set forth the delinquency experience and loan loss and repossession experience of the seller’s portfolio of conditional sales contracts and promissory notes and security agreements for motorcycles.  These figures include data in respect of contracts which the seller has previously sold with respect to prior securitizations and for which the seller acts as servicer.

	Delinquency Experience(1) (Dollars in Thousands) At December 31,
	2003		2002		2001		2000		1999
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio	251,613	$2,928,991.2	204,331	$2,284,216.9	158,254	$1,663,819.7	117,884	$1,185,300.1	91,556	$914,545.5
Period of Delinquency(2)
30-59 Days	8,300	$88,290.5	7,076	$73,030.3	5,141	$50,955.7	4,334	$42,325.0	2,868	$28,307.9
60-89 Days	2,800	29,770.1	2,700	27,543.8	1,571	15,620.1	1,395	13,517.4	983	9,424.3
90 Days or more	945	9,817.6	1,083	11,414.3	800	8,325.9	518	5,255.6	371	3,569.9
Total Delinquencies	12,045	$127,878.2	10,859	$111,988.4	7,512	$74,901.7	6,247	$61,098.0	4,222	$41,302.1
Total Delinquencies as a Percent of Total Portfolio	4.79%	4.37%	5.31%	4.90%	4.75%	4.50%	5.30%	5.15%	4.61%	4.52%

(1)                                  Excludes delinquent contracts already in repossession, which contracts the servicer does not consider outstanding.

(2)                                  The period of delinquency is based on the number of days payment is contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.

Loan Loss/Repossession Experience

(Dollars in Thousands)

	Year Ended December 31,
	2003	2002	2001	2000	1999
Outstanding Balance of All Contracts Serviced(1)	$2,941,573.6	$2,295,470.4	$1,671,144.6	$1,190,184.2	$918,481.6
Contract Liquidations(2)	2.47%	2.15%	2.05%	1.75%	1.59%
Net Losses:
Dollars(3)	$28,499.1	$17,688.8	$13,905.6	$8,707.8	$5,875.0
Percentage(4)	0.97%	0.77%	0.83%	0.73%	0.64%

(1)                                  As of period end.  Includes fees and expenses and contracts already in repossession.

(2)                                  As a percentage of the total number of contracts being serviced as of period end, calculated on an annualized basis.

(3)                                  The calculation of net loss includes actual charge-offs, deficiency balances remaining after liquidation of repossessed vehicles and expenses of repossession and liquidation, net of recoveries.

(4)                                  As a percentage of the outstanding balance of all contracts being serviced as of period end, calculated on an annualized basis.

The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the contracts will be similar to that set forth above.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Weighted Average Lives of the Notes

The rate of payments on contracts will directly affect the rate at which you receive principal payments on your notes, and, if you purchase your notes at a premium or discount, your yield to maturity.

The payments on the contracts may be in the form of payments scheduled to be made under the terms of the contracts, prepayments or liquidations due to default, casualty and other events which we cannot predict.  The trust depositor will be obligated to repurchase contracts from the trust as a result of a breach of a representation or warranty with respect to that contract that materially and adversely affects the trust’s interests in such contract.  In such event the seller will be obligated to repurchase the contract from the trust depositor.  In addition, the seller will be obligated to repurchase contracts from the trust as a result of a breach of certain covenants with respect to the contracts.  Any payments for these reasons, other than scheduled payments, may result in distributions to you of amounts which would otherwise have been distributed over the remaining term of the contracts.  Each prepayment, liquidation or repurchase of a contract will shorten the weighted average remaining term of the contracts and the weighted average lives of the notes.

Prepayments on motorcycle contracts can be measured relative to a payment standard or model. In this term sheet, the Absolute Prepayment Model (“ABS”) represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts.  ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month.  ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the contracts.

The ABS Tables have been prepared on the assumption that:

•                                          the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

•                                          each scheduled monthly payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days, commencing in February 2004;

•                                          payments are made on the notes on each payment date (and each payment date is assumed to be the 15th day of each month whether or not a business day with a first payment date of March 15, 2004);

•                                          the balance in the reserve fund on each payment date is the required amount described under “Reserve Fund”;

•                                          the notes are purchased on an assumed closing date of February 25, 2004; and

•                                          the seller exercises its option to purchase the contracts at its earliest opportunity to do so.

The ABS Tables also assume that the contracts have been aggregated into hypothetical pools with all of the contracts within each pool having the following characteristics and that the level scheduled monthly payment for each of the pools will be such that each pool will be fully amortized by the end of its remaining term to maturity.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

Initial Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$19,769,236.00	10.681%	58	31	February 2004
2	$28,590,366.28	7.890%	60	58	February 2004
3	$88,782,005.22	11.018%	72	70	February 2004
4	$154,720,595.98	9.639%	84	82	February 2004
5	$8,862,045.08	10.749%	59	31	March 2004
6	$13,894,830.12	7.853%	60	58	March 2004
7	$43,745,679.74	10.944%	72	70	March 2004
8	$75,308,415.73	9.573%	84	82	March 2004

	$433,673,174.15

Subsequent Contracts

Pool	Balance	Contract Rate	Original Term to Maturity (In Months)	Remaining Term to Maturity (In Months)	Next Payment Date

1	$12,631,475.63	10.702%	58	58	April 2004
2	$18,743,510.68	7.878%	60	60	April 2004
3	$58,468,226.33	10.993%	72	72	April 2004
4	$101,483,613.21	9.617%	84	84	April 2004

	$191,326,825.85

The hypothetical pools of the initial contracts each have an assumed cutoff date of January 31, 2004.  The hypothetical pools of the subsequent contracts each have an assumed cutoff date of March 31, 2004.  The ABS Tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The actual characteristics and performance of the contracts will differ from the assumptions used to prepare the ABS Tables. The assumptions used are hypothetical and have been provided to give a general sense of how the principal cash flows might behave under varying prepayment rates. Any difference between the assumptions and the actual characteristics and performance of the contracts or actual prepayment experience will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

	Class A-1 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	98.83	98.44	98.03	97.58	97.33	97.05
04/15/04	97.09	96.13	95.12	94.02	93.40	92.71
05/15/04	94.65	92.91	91.07	89.09	88.00	86.79
06/15/04	92.21	89.70	87.07	84.23	82.68	80.97
07/15/04	89.78	86.52	83.10	79.43	77.44	75.25
08/15/04	87.35	83.36	79.18	74.71	72.28	69.63
09/15/04	84.92	80.22	75.30	70.05	67.20	64.10
10/15/04	82.50	77.10	71.47	65.46	62.21	58.68
11/15/04	80.09	74.01	67.69	60.94	57.31	53.36
12/15/04	77.67	70.95	63.94	56.50	52.49	48.14
01/15/05	75.26	67.91	60.25	52.12	47.75	43.03
02/15/05	72.86	64.89	56.60	47.82	43.11	38.03
03/15/05	70.46	61.90	53.00	43.59	38.55	33.14
04/15/05	68.07	58.93	49.45	39.44	34.09	28.68
05/15/05	65.68	55.99	45.95	35.36	29.72	24.31
06/15/05	63.29	53.07	42.50	31.36	25.44	20.01
07/15/05	60.91	50.19	39.10	27.44	21.25	15.79
08/15/05	58.53	47.33	35.75	23.59	17.27	11.64
09/15/05	56.16	44.49	32.45	19.83	13.45	7.58
10/15/05	53.80	41.69	29.20	16.15	9.70	3.59
11/15/05	51.44	38.91	26.01	12.55	6.03	0.00
12/15/05	49.08	36.16	22.87	9.03	2.42	0.00
01/15/06	46.73	33.44	19.79	5.60	0.00	0.00
02/15/06	44.39	30.75	16.76	2.34	0.00	0.00
03/15/06	42.06	28.09	13.79	0.00	0.00	0.00
04/15/06	39.72	25.46	10.87	0.00	0.00	0.00
05/15/06	37.40	22.86	8.01	0.00	0.00	0.00
06/15/06	35.08	20.30	5.21	0.00	0.00	0.00
07/15/06	32.77	17.76	2.47	0.00	0.00	0.00
08/15/06	30.47	15.26	0.00	0.00	0.00	0.00
09/15/06	28.17	12.78	0.00	0.00	0.00	0.00
10/15/06	26.03	10.45	0.00	0.00	0.00	0.00
11/15/06	23.96	8.19	0.00	0.00	0.00	0.00
12/15/06	21.89	5.96	0.00	0.00	0.00	0.00
01/15/07	19.84	3.75	0.00	0.00	0.00	0.00
02/15/07	17.79	1.58	0.00	0.00	0.00	0.00
03/15/07	15.74	0.00	0.00	0.00	0.00	0.00
04/15/07	13.71	0.00	0.00	0.00	0.00	0.00
05/15/07	11.68	0.00	0.00	0.00	0.00	0.00
06/15/07	9.65	0.00	0.00	0.00	0.00	0.00
07/15/07	7.64	0.00	0.00	0.00	0.00	0.00
08/15/07	5.63	0.00	0.00	0.00	0.00	0.00
09/15/07	3.63	0.00	0.00	0.00	0.00	0.00
10/15/07	1.63	0.00	0.00	0.00	0.00	0.00
11/15/07	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	1.84	1.48	1.21	1.00	0.92	0.85
Weighted Average Life to Maturity (years)(1)(2)	1.84	1.48	1.21	1.00	0.92	0.85

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

	Class A-2 Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	100.00	100.00	100.00	100.00	100.00	100.00
04/15/04	100.00	100.00	100.00	100.00	100.00	100.00
05/15/04	100.00	100.00	100.00	100.00	100.00	100.00
06/15/04	100.00	100.00	100.00	100.00	100.00	100.00
07/15/04	100.00	100.00	100.00	100.00	100.00	100.00
08/15/04	100.00	100.00	100.00	100.00	100.00	100.00
09/15/04	100.00	100.00	100.00	100.00	100.00	100.00
10/15/04	100.00	100.00	100.00	100.00	100.00	100.00
11/15/04	100.00	100.00	100.00	100.00	100.00	100.00
12/15/04	100.00	100.00	100.00	100.00	100.00	100.00
01/15/05	100.00	100.00	100.00	100.00	100.00	100.00
02/15/05	100.00	100.00	100.00	100.00	100.00	100.00
03/15/05	100.00	100.00	100.00	100.00	100.00	100.00
04/15/05	100.00	100.00	100.00	100.00	100.00	100.00
05/15/05	100.00	100.00	100.00	100.00	100.00	100.00
06/15/05	100.00	100.00	100.00	100.00	100.00	100.00
07/15/05	100.00	100.00	100.00	100.00	100.00	100.00
08/15/05	100.00	100.00	100.00	100.00	100.00	100.00
09/15/05	100.00	100.00	100.00	100.00	100.00	100.00
10/15/05	100.00	100.00	100.00	100.00	100.00	100.00
11/15/05	100.00	100.00	100.00	100.00	100.00	99.44
12/15/05	100.00	100.00	100.00	100.00	100.00	92.69
01/15/06	100.00	100.00	100.00	100.00	98.03	86.09
02/15/06	100.00	100.00	100.00	100.00	91.93	79.64
03/15/06	100.00	100.00	100.00	98.48	85.96	73.34
04/15/06	100.00	100.00	100.00	92.95	80.12	67.18
05/15/06	100.00	100.00	100.00	87.54	74.41	61.19
06/15/06	100.00	100.00	100.00	82.24	68.84	55.35
07/15/06	100.00	100.00	100.00	77.07	63.42	49.66
08/15/06	100.00	100.00	99.63	72.01	58.13	44.14
09/15/06	100.00	100.00	95.01	67.08	52.98	38.78
10/15/06	100.00	100.00	90.56	62.28	47.98	33.58
11/15/06	100.00	100.00	86.23	57.60	43.12	28.54
12/15/06	100.00	100.00	81.98	53.04	38.42	0.00
01/15/07	100.00	100.00	77.83	48.62	33.86	0.00
02/15/07	100.00	100.00	73.76	44.33	29.45	0.00
03/15/07	100.00	98.99	69.79	40.17	0.00	0.00
04/15/07	100.00	95.26	65.91	36.14	0.00	0.00
05/15/07	100.00	91.57	62.13	32.26	0.00	0.00
06/15/07	100.00	87.94	58.44	28.50	0.00	0.00
07/15/07	100.00	84.37	54.84	0.00	0.00	0.00
08/15/07	100.00	80.84	51.34	0.00	0.00	0.00
09/15/07	100.00	77.38	47.95	0.00	0.00	0.00
10/15/07	100.00	73.97	44.65	0.00	0.00	0.00
11/15/07	99.37	70.61	41.45	0.00	0.00	0.00
12/15/07	95.88	67.32	38.36	0.00	0.00	0.00
01/15/08	92.40	64.08	35.37	0.00	0.00	0.00
02/15/08	88.93	60.91	32.49	0.00	0.00	0.00
03/15/08	85.48	57.79	29.71	0.00	0.00	0.00
04/15/08	82.05	54.73	0.00	0.00	0.00	0.00
05/15/08	78.62	51.74	0.00	0.00	0.00	0.00
06/15/08	75.22	48.81	0.00	0.00	0.00	0.00
07/15/08	71.83	45.94	0.00	0.00	0.00	0.00
08/15/08	68.45	43.14	0.00	0.00	0.00	0.00
09/15/08	65.09	40.40	0.00	0.00	0.00	0.00
10/15/08	61.75	37.73	0.00	0.00	0.00	0.00
11/15/08	58.42	35.12	0.00	0.00	0.00	0.00
12/15/08	55.11	32.59	0.00	0.00	0.00	0.00
01/15/09	52.00	30.22	0.00	0.00	0.00	0.00
02/15/09	49.00	27.98	0.00	0.00	0.00	0.00
03/15/09	46.10	0.00	0.00	0.00	0.00	0.00
04/15/09	43.22	0.00	0.00	0.00	0.00	0.00
05/15/09	40.47	0.00	0.00	0.00	0.00	0.00
06/15/09	37.73	0.00	0.00	0.00	0.00	0.00
07/15/09	35.01	0.00	0.00	0.00	0.00	0.00
08/15/09	32.31	0.00	0.00	0.00	0.00	0.00
09/15/09	29.62	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	4.93	4.27	3.50	2.87	2.61	2.40
Weighted Average Life to Maturity (years)(1)(2)	5.09	4.46	3.66	2.97	2.70	2.46

(1)          The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)          This calculation assumes that the seller does not exercise its option to purchase the contracts.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.

	Class B Notes
	Assumed ABS Percentage
Payment Dates	0.50%	1.00%	1.50%	2.00%	2.25%	2.50%
02/25/04	100.00	100.00	100.00	100.00	100.00	100.00
03/15/04	99.25	99.00	98.74	98.45	98.29	98.11
04/15/04	98.14	97.53	96.89	96.18	95.79	95.34
05/15/04	96.58	95.47	94.30	93.04	92.34	91.57
06/15/04	95.03	93.43	91.74	89.93	88.94	87.85
07/15/04	93.47	91.39	89.21	86.87	85.60	84.20
08/15/04	91.92	89.38	86.71	83.86	82.31	80.61
09/15/04	90.38	87.37	84.24	80.88	79.07	77.09
10/15/04	88.83	85.39	81.79	77.95	75.88	73.62
11/15/04	87.29	83.41	79.37	75.07	72.75	70.23
12/15/04	85.75	81.46	76.99	72.23	69.67	66.90
01/15/05	84.21	79.51	74.63	69.44	66.65	63.64
02/15/05	82.68	77.59	72.30	66.69	63.69	60.44
03/15/05	81.14	75.68	70.00	63.99	60.78	57.32
04/15/05	79.62	73.78	67.73	61.34	57.93	54.48
05/15/05	78.09	71.91	65.50	58.74	55.14	51.69
06/15/05	76.57	70.05	63.30	56.19	52.41	48.94
07/15/05	75.05	68.20	61.12	53.68	49.73	46.25
08/15/05	73.53	66.38	58.99	51.23	47.19	43.60
09/15/05	72.02	64.57	56.88	48.83	44.76	41.00
10/15/05	70.51	62.78	54.81	46.48	42.36	38.46
11/15/05	69.00	61.01	52.77	44.18	40.01	35.97
12/15/05	67.50	59.25	50.77	41.94	37.71	33.53
01/15/06	66.00	57.52	48.80	39.74	35.46	31.14
02/15/06	64.50	55.80	46.87	37.66	33.25	28.80
03/15/06	63.01	54.10	44.97	35.62	31.09	26.52
04/15/06	61.53	52.42	43.11	33.62	28.98	24.30
05/15/06	60.04	50.76	41.28	31.66	26.91	22.13
06/15/06	58.56	49.12	39.50	29.75	24.90	20.02
07/15/06	57.09	47.50	37.75	27.87	22.94	17.96
08/15/06	55.61	45.91	36.04	26.05	21.02	15.96
09/15/06	54.15	44.33	34.36	24.26	19.16	14.02
10/15/06	52.78	42.84	32.75	22.52	17.35	12.14
11/15/06	51.46	41.40	31.19	20.83	15.60	10.32
12/15/06	50.14	39.97	29.65	19.19	13.89	0.00
01/15/07	48.83	38.56	28.15	17.59	12.25	0.00
02/15/07	47.52	37.17	26.68	16.03	10.65	0.00
03/15/07	46.22	35.80	25.24	14.53	0.00	0.00
04/15/07	44.92	34.45	23.84	13.07	0.00	0.00
05/15/07	43.62	33.12	22.47	11.67	0.00	0.00
06/15/07	42.33	31.81	21.14	10.31	0.00	0.00
07/15/07	41.04	30.51	19.84	0.00	0.00	0.00
08/15/07	39.76	29.24	18.57	0.00	0.00	0.00
09/15/07	38.48	27.99	17.34	0.00	0.00	0.00
10/15/07	37.21	26.75	16.15	0.00	0.00	0.00
11/15/07	35.94	25.54	14.99	0.00	0.00	0.00
12/15/07	34.68	24.35	13.87	0.00	0.00	0.00
01/15/08	33.42	23.18	12.79	0.00	0.00	0.00
02/15/08	32.17	22.03	11.75	0.00	0.00	0.00
03/15/08	30.92	20.90	10.75	0.00	0.00	0.00
04/15/08	29.67	19.80	0.00	0.00	0.00	0.00
05/15/08	28.44	18.71	0.00	0.00	0.00	0.00
06/15/08	27.20	17.65	0.00	0.00	0.00	0.00
07/15/08	25.98	16.62	0.00	0.00	0.00	0.00
08/15/08	24.76	15.60	0.00	0.00	0.00	0.00
09/15/08	23.54	14.61	0.00	0.00	0.00	0.00
10/15/08	22.33	13.65	0.00	0.00	0.00	0.00
11/15/08	21.13	12.70	0.00	0.00	0.00	0.00
12/15/08	19.93	11.79	0.00	0.00	0.00	0.00
01/15/09	18.81	10.93	0.00	0.00	0.00	0.00
02/15/09	17.72	10.12	0.00	0.00	0.00	0.00
03/15/09	16.67	0.00	0.00	0.00	0.00	0.00
04/15/09	15.63	0.00	0.00	0.00	0.00	0.00
05/15/09	14.64	0.00	0.00	0.00	0.00	0.00
06/15/09	13.65	0.00	0.00	0.00	0.00	0.00
07/15/09	12.66	0.00	0.00	0.00	0.00	0.00
08/15/09	11.69	0.00	0.00	0.00	0.00	0.00
09/15/09	10.71	0.00	0.00	0.00	0.00	0.00
10/15/09	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life to Call (years)(1)	2.96	2.49	2.04	1.68	1.53	1.41
Weighted Average Life to Maturity (years)(1)(2)	3.02	2.56	2.10	1.71	1.56	1.43

(1)                                  The weighted average life of a note is determined by (i) multiplying the amount of each principal payment on such note by the number of years from the date of the issuance of such note to the payment date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial principal amount of such note.

(2)                                  This calculation assumes that the seller does not exercise its option to purchase the contracts.

The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the contracts which will differ from the actual characteristics and performance of the contracts) and should be read in conjunction therewith.

This page must be accompanied by the disclaimer on the cover page of these materials.  If you did not receive such a disclaimer, please contact your Citigroup Sales Representative immediately.